UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05151

J.P. Morgan Mutual Fund Group

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2009 through August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Income Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan Emerging Markets Debt Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund II
JPMorgan Strategic Income Opportunities Fund
JPMorgan Total Return Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Debt Fund	2
JPMorgan Real Return Fund	5
JPMorgan Short Term Bond Fund II	7
JPMorgan Strategic Income Opportunities Fund	9
JPMorgan Total Return Fund	12
Schedules of Portfolio Investments	14
Financial Statements	56
Financial Highlights	70
Notes to Financial Statements	78
Schedule of Shareholder Expenses	95
Board Approval of Investment Advisory Agreements	97

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge

All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   1

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$149,314
Primary Benchmark	JPMorgan Emerging Markets Bond Index Global
Average Credit Quality	BB+
Duration	6.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers,* returned 31.21%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 20.77% return for the JPMorgan Emerging Markets Bond Index Global for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Emerging market credit spreads narrowed during the six months ended August 31, 2009. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. The emerging market debt asset class performed well due to a variety of factors, including economic data that showed signs of stabilizing. This was, in part, driven by improvements in manufacturing and exports, as well as the positive impact of government stimulus programs. Also supporting emerging market debt prices were thawing credit markets, a return to profitability at many U.S. financial companies, rising commodity prices and strong investor demand.

In what could be viewed as a major structural change at the spring 2009 G-20 summit, G-20 members committed substantial resources to the International Monetary Fund (IMF) and other multilateral institutions in response to the financial and liquidity crisis. (The G-20 is a group of finance ministers and central bank governors from 20 economies: 19 of the world’s largest national economies and the European Union.) This was a significant development, as it allowed emerging market countries to access funding resources, especially those with high financing needs. It also provided a backstop for emerging market economies and demonstrated the G-20’s understanding of the importance of emerging market growth.

During the reporting period, the largest contributor to the Fund’s performance from a country perspective was its overweight in the Ukraine. Valuations in the country had fallen dramatically as investors appeared to price in a “worst-case scenario” for the country’s economy. However, its debt rallied as investor sentiment improved following a $16 billion-dollar loan from the IMF. The Fund subsequently pared this position as economic and political conditions in the country began to deteriorate. Also enhancing the Fund’s results was its overweights in Venezuela and Kazakhstan. These commodity-rich countries benefited from the rising price of oil during the period. The Fund was also rewarded for its underweight position in Mexico, as its debt performed poorly as the country suffered from the severe downturn in U.S. growth.

Another strategy that, overall, positively contributed to results was the Fund’s use of credit default swaps (CDS). These instruments are utilized to obtain overweight or underweight exposures to individual bonds and sectors. More specifically, during the period they were used to initiate long exposures (overweights) in Argentina, Ukraine and Kazakhstan. These positions were positive for performance. The Fund also used CDS to initiate short positions (underweights) in Eastern European sovereign bonds (bonds that are issued by a national government) that were felt to be more exposed to rollover risks (the risk that securities that mature cannot be replaced with securities that offer the same or higher yields). These positions detracted from performance, as market conditions improved during the reporting period and the rollover risk declined. Therefore, the Fund’s short positions, did not add value.

Somewhat detracting from these strong results was the Fund’s lack of exposure to Ecuador and Pakistan, as they performed well during the reporting period. In both cases, we had avoided exposure to these areas as we did not believe that their valuations were attractive.

Q:	HOW WAS THE FUND MANAGED?

A:	There were no significant changes in terms of strategies used to manage the Fund. The Fund was managed with a focus on weighted spread duration contribution versus the underlying index. Spread duration is a measure of expected price sensitivity to changes in the market spreads. The Fund remained short spread duration during much of the period. This was achieved by having overweight positions relative to the benchmark in bonds that traditionally have a lower risk than the market. We also had underweight positions in bonds with a greater exposure to rollover risks given the volatility of the markets. For example, the Fund had underweight position in Bulgaria, South Korea, Austria and Sweden. We favored larger spread duration overweights in commodity exporting countries, particularly in Latin America, where the global credit contraction had a smaller impact. The Fund’s largest spread duration overweights were in Brazil, Russia, Venezuela, Argentina and Kazakhstan.

2   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

The Fund utilized Treasury futures during the reporting period to hedge the duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) of the portfolio back to the benchmark.

The Fund opportunistically invested in local currency-denominated bonds, which are not contained in the benchmark. We favored local markets in Mexico, Brazil, Colombia and Uruguay. Nearly 10% of the Fund was allocated to local currency-denominated bonds as of August 31, 2009.

Effective August 20, 2009 the Fund’s portfolio management team changed.

As of August 31, 2009, the top-five over- and underweights based on the weighted spread duration versus the index are summarized in the table below.

Country	Weighted Spread Duration

Overweights:
Brazil	.28
Russia Federation	.15
Venezuela	.15
Argentina	.13
Kazakhstan	.10
Underweights:
Turkey	–.42
Austria	–.39
Mexico	–.30
Philippines	–.30
Malaysia	–.18

PORTFOLIO COMPOSITION***

Foreign Government Securities	77.0%
Corporate Bonds	13.7
U.S. Treasury Notes	4.2
Supranational	0.8
Short-Term Investment	4.3

SUMMARY OF INVESTMENTS BY COUNTRY***

Brazil	17.6%
Russia	17.0
United States	8.5
Venezuela	8.2
Indonesia	6.6
Mexico	6.5
Peru	5.3
Turkey	4.6
Colombia	4.5
Philippines	3.3
Kazakhstan	2.6
Dominican Republic	2.3
Panama	2.3
Uruguay	2.0
Ukraine	1.9
Argentina	1.9
Others (each less than 1.0%)	4.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/30/06
Without Sales Charge		31.07%	(6.93)%	6.41%	11.38%
With Sales Charge*		26.08	(10.39)	5.60	10.95
CLASS C SHARES	6/30/06
Without CDSC		30.99	(7.35)	6.10	11.22
With CDSC**		29.99	(8.35)	6.10	11.22
CLASS R5 SHARES	5/15/06	31.53	(6.48)	6.73	11.55
SELECT CLASS SHARES	4/17/97	31.21	(6.77)	6.57	11.46

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the JPMorgan Emerging Markets Bond Index Global does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$117,662
Primary Benchmark	Barclays Capital U.S. TIPS Index
Average Credit Quality	AAA
Duration	7.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return,* gained 7.53%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 7.55% return for the Barclays U.S. Capital TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund slightly underperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the spread sectors (non-U.S. Treasury securities). Looking back, spread sector prices fell in 2008, in particular following the September bankruptcy of Lehman Brothers. This triggered periods of extreme volatility in the financial markets, a rapidly weakening economy, frozen credit markets and forced selling by leveraged investors. Collectively, this led to an extreme “flight to quality,” as investors flocked to traditional short-term U.S. Treasuries and sold securities that were perceived to be risky.

While the economy remained weak, the environment began to improve late in the first quarter of 2009. The government’s aggressive initiatives helped to stabilize the financial system and unfreeze the credit markets. In addition, in the second quarter, there were signs that the economy was bottoming. As a result, investor confidence rose, risk aversion began to abate and credit spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields decline and total returns increase relative to comparable-duration U.S. Treasuries.

There has been a change in terms of inflation expectations during the past year. While inflation has remained muted, fears of deflation that previously gripped the market were replaced by concerns for future inflation. This change in sentiment occurred as economic data became “less negative” and, in some cases, marginally better. In addition, the government’s economic stimulus program and the Federal Reserve’s accommodative monetary policies stoked fears of inflation. This, in turn, caused the yield spread between a nominal U.S. Treasury bond and a U.S. Treasury Inflation Protected Security (“TIPS”) of equal maturity (also referred to as TIPS breakeven) to substantially increase during the reporting period.

The largest contributor to the Fund’s performance was its exposure to TIPS, as they rallied along with rising inflation expectations. In addition, the Fund utilized derivatives to increase its exposure to TIPS during the reporting period. The Fund also benefited from adjusting it duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) during the reporting period. This entailed reducing or increasing duration as U.S. Treasury yields fluctuated.

Somewhat hurting the Fund’s performance was the challenge associated with investing incoming cash flows during periods of market illiquidity. As discussed, during the extreme flight to quality, demand for traditional short-term U.S. Treasuries increased, whereas investors sold non-Treasuries and TIPS creating large disparities in the bid/ask for these securities (the difference between the price sellers are asking for and the price that buyers are willing to pay). While liquidity improved and demand for TIPS subsequently increased as the reporting period progressed, this was, overall, a modest detractor from results.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout the reporting period, we continued to seek opportunistic, relative-value investments for the Fund’s portfolio. This was accomplished using balanced top-down macroeconomic themes with bottom-up security selection. Adjusting the Fund’s TIPS exposure to a long position (by purchasing TIPS and selling nominal Treasuries) early in the period was not initially rewarded, given lingering deflationary concerns. However, the decision to increase the Fund’s TIPS exposure was beneficial, as their prices rallied.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	97.9%
Others (each less than 1.0%)	0.5
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   5

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/1/05
Without Sales Charge		7.42%	(2.42)%	2.59%	1.83%
With Sales Charge*		3.35	(6.05)	1.29	0.86
CLASS C SHARES	9/1/05
Without CDSC		7.10	(2.94)	2.07	1.32
With CDSC**		6.10	(3.94)	2.07	1.32
INSTITUTIONAL CLASS SHARES	9/1/05	7.59	(2.04)	2.96	2.25
SELECT CLASS SHARES	9/1/05	7.53	(2.24)	2.81	2.08

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Barclays Capital U.S. TIPS Index and Lipper Treasury Inflation-Protected Securities Funds Index from September 1, 2005 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Barclays Capital U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. The Lipper Treasury Inflation-Protected Securities Funds Index is an index based on total returns of the 30 largest mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$117,433
Primary Benchmark	Barclays Capital 1–3 Year U.S. Government Bond Index
Average Credit Quality	AA1
Duration	1.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital,* returned 2.14%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 1.26% return for the Barclays Capital 1–3 Year U.S. Government Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The U.S. economy was generally weak over the period, as gross domestic product (GDP) contracted, unemployment reached a 26-year high and there were continued strains in the housing market. However, there were some signs that a bottom may be at hand, although it may take time for the government’s stimulus programs to gain traction and meaningfully improve economic conditions. Despite the challenging economic environment, spread product (non-U.S. Treasuries) generated strong results. In contrast to last year’s credit crisis, the frozen credit markets began to thaw, liquidity improved and it appeared that investor risk aversion seemed to abate during the reporting period.

Against this backdrop, the Fund’s overweight to spread product and underweight to U.S. Treasuries positively contributed to performance. In particular, the Fund benefitted from its overweight exposures to asset-backed, agency mortgage-backed and commercial mortgage-backed securities. The Fund’s corporate debt holdings also aided its returns. In each case, spreads in these sectors narrowed from their elevated levels in calendar year 2008. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. The Fund’s U.S. Treasury underweight was a positive as they underperformed the spread sectors.

Overall, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was slightly short versus the benchmark. This had a minimal impact on the Fund’s performance. In terms of yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time), the Fund utilized a barbell approach, emphasizing both short-term securities and issues in the three to five year portion of the curve. While three to five year U.S. Treasury yields rose during the period, this was offset by our overweight duration in non-U.S. Treasury investments, as their spreads narrowed.

Q:	HOW WAS THE FUND MANAGED?

A:	During the reporting period, the Fund’s portfolio management team changed and several adjustments were gradually made to its portfolio. For example, we modified certain sector positions and focused on security selection, looking for attractively valued securities. In addition, we adjusted the Fund’s yield curve positioning by adding to its exposure to non-U.S. Treasuries in the three to five portion of the curve, which benefited performance. As in the past, maintaining liquidity and a high quality portfolio remained paramount in the management of the Fund.

PORTFOLIO COMPOSITION***

U.S. Government Agency Securities	31.8%
U.S. Treasury Obligations	25.1
Corporate Bonds	23.8
Asset-Backed Securities	10.3
Collateralized Mortgage Obligations	5.5
Commercial Mortgage-Backed Securities	2.4
Others (each less than 0.1%)	0.4
Short-Term Investment	0.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   7

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		1.90%	(1.45)%	0.91%	2.72%
With Sales Charge*		(0.37)	(3.65)	0.44	2.48
CLASS M SHARES	7/1/99
Without Sales Charge		1.77	(1.69)	0.66	2.47
With Sales Charge**		0.29	(3.16)	0.34	2.31
SELECT CLASS SHARES	11/30/90	2.14	(1.18)	1.18	3.00

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Barclays Capital 1–3 Year U.S. Government Bond Index and the Lipper Short Investment Grade Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government Bond Index is an unmanaged index composed of securities in the U.S. Government Bond Index with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Commencement of Operations	October 13, 2008
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$1,367,381
Primary Benchmark	Barclays Capital U.S. Universal Index
Secondary Benchmark	Strategic Income Opportunities Fund Custom Benchmark
Average Credit Quality	BBB+
Duration	1.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Income Opportunities Fund, which seeks to provide high total return,* returned 15.59%** (Select Class Shares) for the six months ended August 31, 2009. The Fund’s performance is compared to both the Barclays Capital U.S. Universal Index, which returned 7.71% and the Fund’s customized benchmark, which returned 17.16% for the same period. The customized benchmark is comprised of 33% Barclays Capital U.S. Government Bond Index, 33% Merrill Lynch High Yield Master II Index and 33% Barclays Capital Global Aggregate Index (ex-USD).

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark and underperformed its customized benchmark for the period. The U.S. economy remained weak during the six month period, as gross domestic product (GDP) contracted, consumer spending was weak and unemployment reached a 26-year high. However, as the period progressed, there were signs that the economy may be experiencing a bottoming process. This was due, in part, to the government’s aggressive actions to stabilize the financial markets and flood the system with liquidity. Against this backdrop, investor confidence improved, it appeared that risk aversion began to abate and demand for riskier assets substantially increased. As a result, non-U.S. Treasury securities generated strong returns, as their spreads narrowed from last year’s exceptionally wide levels. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields decline and total returns increase, relative to a comparable-duration U.S. Treasuries.

The Fund has a great deal of flexibility in terms of its asset allocation strategy and it was rewarded for its exposure to a wide variety of spread sectors (non-U.S. Treasuries). The largest contributor to performance was the Fund’s large allocation to high yield securities (i.e., junk bonds). Following their record wide spreads in 2008, this sector produced exceptionally strong returns during the reporting period and the Fund was well-positioned to capitalize on this reversal of fortune. Also benefiting the Fund was its allocation to non-agency mortgage-backed securities, investment grade and crossover securities (assigned different ratings e.g., investment grade and high yield, by multiple rating agencies). In both cases, these holdings produced solid results as their spreads narrowed

Elsewhere, the Fund’s performance was enhanced by its exposure to closed-end Funds. In particular, we targeted funds that we found to be well-positioned and that were attractively valued as they were trading at significant discounts to their net asset values (NAVs). Another strategy that, overall, positively contributed to results was the Fund’s use of credit default swaps (CDS). These instruments are utilized to obtain overweight or underweight exposures to individual companies and sectors. More specifically, during the period they were used to initiate long exposures (overweights) in areas that we felt were attractively valued and short positions (underweights) in areas that we felt were not attractive from a valuation perspective. In particular, the Fund benefited from its use of CDS to gain long exposures to securities issued by several insurance companies. Less successful was the Fund’s short positions in emerging markets debt and commercial mortgage-backed securities, as these sectors performed well during the reporting period.

The Fund’s duration, which was a byproduct of its sector exposures and investment strategies, was lower than the benchmark. Duration measures the expected price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates. This was a positive to relative performance as interest rates rose over the period. Lastly, the Fund benefited from its large exposure to money market instruments. Cash was invested in these instruments rather than allocating to U.S. Treasuries, which performed poorly during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is a multi-sector absolute return-oriented Fund. We opportunistically looked for best ideas across multiple fixed income strategies and asset sectors, including the ultra conservative (cash) to moderate (government and high-quality corporate securities), to the more aggressive (high yield and emerging markets). The Fund used security selection and derivatives to adjust allocations among these strategies and sectors.

Given our expectations for narrowing spreads, we proactively increased the Fund’s exposure to credit instruments, from approximately 40% of its total assets at the beginning of the period, to approximately 58% as of August 31, 2009.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   9

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Significant credit allocations within this period end exposure included approximately 38% in high yield bonds, 9% in non-agency mortgage-backed securities and home equity loans, and 7% in investment grade/crossover securities. The Fund also had a 1% exposure to U.S. government securities.

Toward the end of the reporting period, we became somewhat more defensive and pared the Fund’s investment grade and high yield exposure and captured profits. The Fund had significant net inflows and held a large cash position during the period as we looked for investment opportunities. This allocation to cash was further increased late in the period which is in line with the Fund’s absolute return orientation. When the Fund used derivatives as a substitute for securities, it kept cash invested in money market instruments to support those positions; at August 31, 2009, this was approximately 8% of the money market exposure.

PORTFOLIO COMPOSITION***

Corporate Bonds	33.9%
Collateralized Mortgage Obligations	7.4
Loan Participations & Assignments	6.3
U.S. Treasury Obligations	4.3
Asset-Backed Securities	1.4
Commercial Mortgage-Backed Securities	1.0
Others (each less than 1.0%)	1.1
Short-Term Investments	44.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	SINCE INCEPTION
CLASS A SHARES	10/13/08
Without Sales Charge		15.53%	18.37%
With Sales Charge*		11.18	13.93
CLASS C SHARES	10/13/08
Without CDSC		15.23	17.87
With CDSC**		14.23	16.87
CLASS R5 SHARES	10/13/08	15.79	18.92
SELECT CLASS SHARES	10/13/08	15.59	18.66

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period.

LIFE OF FUND PERFORMANCE (10/13/08 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 13, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Income Opportunities Fund, the Barclays Capital U.S. Universal Index, the Strategic Income Opportunities Fund Custom Benchmark and the Lipper Multi-Sector Income Funds Index from October 13, 2008 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Multi-Sector Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Barclays Capital U.S. Universal Index and the Strategic Income Opportunities Fund Custom Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Strategic Income Opportunities Fund Custom Benchmark is comprised of 33% Barclays Capital Government Bond Index, 33% Merrill Lynch High Yield Master Index and 33% Barclays Capital Global Aggregate Index (ex-USD). The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the commencement of operations date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   11

JPMorgan Total Return Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	June 16, 2008
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$634,308
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Average Credit Quality	AA–
Duration	4.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Total Return Fund, which seeks to provide high total return,* returned 14.96%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 5.95% return for the Barclays Capital U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The U.S. economy remained weak during the six month period, as gross domestic product (GDP) contracted, consumer spending was weak and unemployment reached a 26-year high. However, as the period progressed, there were signs that the economy may be experiencing a bottoming. This was due, in part, to the government’s aggressive actions to stabilize the financial markets and flood the system with liquidity. Against this backdrop, investor confidence improved, it appeared that risk aversion began to abate and demand for riskier assets substantially increased. As a result, non-U.S. Treasury securities generated strong returns, as their spreads narrowed from last year’s exceptionally wide levels. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields decline and total returns increase, relative to a comparable-duration U.S. Treasuries.

To a great extent, the sectors and strategies that detracted from the Fund’s performance during last year’s credit crisis substantially contributed to its results during the reporting period. Nowhere was this more evident than in the high yield sector. Following their record wide spreads in calendar year 2008, the sector produced exceptionally strong returns during the reporting period and the Fund was well-positioned to capitalize on this reversal of fortune. Also benefiting the Fund was its allocation to non-agency mortgage-backed securities and investment grade bonds. In both cases, these holdings produced solid results as their spreads narrowed.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was tactically adjusted during the reporting period and positively contributed to results. The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) also helped returns.

Another strategy that, overall, positively contributed to results was the Fund’s use of credit default swaps (CDS). These instruments are utilized to obtain overweight or underweight exposures to individual companies and sectors. More specifically, during the period they were used to initiate long exposures (overweights) in areas that we felt were attractively valued and short positions (underweights) in areas that we felt were not attractive from a valuation perspective. In particular, the Fund benefited from its use of CDS that provided long exposures to several insurance companies. Less successful were the Fund’s short positions in commercial mortgage-backed securities and emerging markets debt, as these sectors performed well during the reporting period. Overall, the Fund’s CDS position decreased its economic exposure to individual companies and sectors during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to actively manage the Fund’s portfolio during the reporting period. After reaping the benefits of the spread sector (non-U.S. Treasuries) rally, we moved to a somewhat more defensive position late in the reporting period. For example, we pared our high yield (i.e., junk bond) and investment grade exposure and captured profits. That said, the Fund maintained its overweight to the spread sectors throughout the reporting period.

PORTFOLIO COMPOSITION***

Corporate Bonds	28.7%
Mortgage Pass-Through Securities	25.6
Collateralized Mortgage Obligations	8.2
U.S. Treasury Obligations	8.1
U.S. Government Agency Securities	5.7
Asset-Backed Securities	4.8
Commercial Mortgage-Backed Securities	1.7
Others (each less than 1.0%)	0.5
Short-Term Investments	16.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of August 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	SINCE INCEPTION
CLASS A SHARES	6/16/08
Without Sales Charge		15.05%	7.15%	7.82%
With Sales Charge*		10.69	3.09	4.46
CLASS C SHARES	6/16/08
Without CDSC		14.55	6.35	7.09
With CDSC**		13.55	5.35	7.09
CLASS R5 SHARES	6/16/08	15.05	7.41	8.05
SELECT CLASS SHARES	6/16/08	14.96	7.24	7.91

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/16/08 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 16, 2008.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Total Return Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from June 16, 2008 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Intermediate Investment Grade Debt Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   13

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — 13.9%
	Brazil — 1.3%
1,060	Centrais Eletricas Brasileiras S.A., 6.875%, 07/30/19 (e) (m)	1,119
BRL 10,055	Lehman Brothers Holdings, Inc., CLN, 10.000%, 01/03/12 (linked to Brazilian Real Notes, 10.000%, 01/03/12; credit rating BBB+) (d) (e) (f) (i) (o)	814
		1,933
	Colombia — 1.2%
1,630	Ecopetrol S.A., 7.625%, 07/23/19 (e) (m)	1,738
	Kazakhstan — 2.6%
	KazMunaiGaz Finance Sub BV,
1,914	8.375%, 07/02/13	1,868
1,801	9.125%, 07/02/18 (e) (m)	1,736
340	11.750%, 01/23/15 (e) (m)	368
		3,972
	Mexico — 0.8%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15 (i)	1,145
	Philippines — 0.9%
1,340	Power Sector Assets & Liabilities Management, 7.250%, 05/27/19 (e) (m)	1,380
	Russia — 6.0%
3,412	Gazprom International S.A., 7.201%, 02/01/20	3,412
1,225	Gazstream S.A. for Gazprom OAO, 5.625%, 07/22/13	1,228
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
2,830	7.125%, 01/14/14 (e) (m)	2,803
720	7.175%, 05/16/13	720
820	9.000%, 06/11/14 (e) (m)	871
		9,034
	Trinidad & Tobago — 0.9%
1,642	National Gas Co. of Trinidad & Tobago Ltd., 6.050%, 01/15/36	1,281
	Ukraine — 0.2%
320	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 6.800%, 10/04/12	230
	Total Corporate Bonds (Cost $26,419)	20,713
Foreign Government Securities — 78.0%
	Argentina — 1.9%
	Republic of Argentina,
6,804	SUB, 2.500%, 12/31/38 (m)	1,855
1,625	8.280%, 12/31/33 (m)	942
		2,797
	Brazil — 16.6%
	Banco Nacional de Desenvolvimento Economico e Social,
2,500	6.369%, 06/16/18 (e) (m)	2,575
930	6.500%, 06/10/19 (e) (m)	970
BRL 435	Brazil Notas do Tesouro Nacional, 10.000%, 01/01/17 (m)	2,048
	Federal Republic of Brazil,
6,958	8.000%, 01/15/18 (m)	7,914
2,539	8.250%, 01/20/34 (m)	3,142
2,100	8.750%, 02/04/25 (m)	2,620
800	8.875%, 10/14/19 (m)	998
895	8.875%, 04/15/24 (m)	1,114
2,038	12.250%, 03/06/30 (m)	3,403
		24,784
	Colombia — 3.4%
	Republic of Colombia,
530	7.375%, 01/27/17 (m)	586
2,085	7.375%, 03/18/19 (m)	2,282
340	7.375%, 09/18/37 (m)	355
575	11.750%, 02/25/20 (m)	796
COP 1,772,000	12.000%, 10/22/15	1,009
		5,028
	Costa Rica — 0.7%
868	Republic of Costa Rica, 9.995%, 08/01/20	1,072
	Dominican Republic — 2.3%
2,065	Citigroup Funding, Inc., CLN, 13.000%, 01/11/13 (linked to Dominican Republic Government Bond, 13.000%, 01/11/13; credit rating B) (e) (i)	1,861
	Government of Dominican Republic,
820	9.040%, 01/23/18 (e) (m)	766
896	9.040%, 01/23/18	838
25	9.500%, 09/27/11	26
		3,491
	El Salvador — 0.5%
760	Republic of El Salvador, 8.250%, 04/10/32 (e) (m)	730
	Gabon — 0.7%
1,065	Republic of Gabon, 8.200%, 12/12/17 (e) (m)	1,042
	Ghana — 0.6%
1,550	Barclays Bank plc, CLN, 13.500%, 04/07/10 (linked to Government of Ghana 3-Year Bond, 13.500%, 03/30/10; credit rating B+) (e) (i)	839

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — Continued
	Guatemala — 0.3%
	Republic of Guatemala,
216	8.125%, 10/06/34	242
130	9.250%, 08/01/13	146
		388
	Indonesia — 6.7%
1,070	Deutsche Bank AG, London Branch, CLN, 15.000%, 07/20/18 (linked to Indonesia Government Bond, 15.000%, 07/15/18; credit rating BB+) (e) (i)	1,343
	Republic of Indonesia,
3,320	6.875%, 01/17/18 (e) (m)	3,411
552	6.875%, 01/17/18	567
400	8.500%, 10/12/35	450
3,135	11.625%, 03/04/19 (e) (m)	4,225
		9,996
	Iraq — 0.6%
1,279	Republic of Iraq, 5.800%, 01/15/28	883
	Mexico — 5.8%
	United Mexican States,
2,004	5.950%, 03/19/19	2,036
1,000	6.050%, 01/11/40	938
2,335	7.500%, 04/08/33	2,624
MXN 8,900	8.000%, 12/19/13 (m)	685
324	8.000%, 09/24/22	380
291	8.300%, 08/15/31	354
MXN 2,780	9.000%, 12/20/12 (m)	222
1,085	11.375%, 09/15/16 (m)	1,469
		8,708
	Nigeria — 0.7%
1,490	Citigroup Funding, Inc., CLN, 9.000%, 12/17/10 (linked to Republic of Nigeria Treasury Bond, 9.000%, 12/14/10; credit rating B+) (e) (i)	1,079
	Panama — 2.3%
	Republic of Panama,
2,530	7.250%, 03/15/15 (m)	2,806
500	9.375%, 04/01/29 (m)	640
		3,446
	Peru — 5.3%
4,870	IIRSA Norte Finance Ltd., 8.750%, 05/30/24	4,894
	Republic of Peru,
482	6.550%, 03/14/37	480
790	7.350%, 07/21/25	869
600	8.375%, 05/03/16 (m)	704
844	9.875%, 02/06/15 (m)	1,046
		7,993
	Philippines — 2.4%
	Republic of Philippines,
600	7.500%, 09/25/24	651
890	7.750%, 01/14/31	969
1,569	8.250%, 01/15/14	1,789
174	8.375%, 06/17/19	203
		3,612
	Russia — 11.2%
16,406	Russian Federation, SUB, 7.500%, 03/31/30	16,755
	Turkey — 4.7%
	Republic of Turkey,
1,050	6.875%, 03/17/36	1,005
1,485	7.250%, 03/05/38	1,470
1,000	7.500%, 07/14/17	1,085
1,680	7.500%, 11/07/19	1,815
1,400	11.500%, 01/23/12	1,638
		7,013
	Ukraine — 1.8%
1,840	CS International for City of Kiev Ukraine, 8.250%, 11/26/12 (e) (i)	1,387
	Government of Ukraine,
20	6.580%, 11/21/16	16
880	6.750%, 11/14/17	725
570	7.650%, 06/11/13	524
		2,652
	Uruguay — 1.2%
	Republic of Uruguay,
UYU 19,218	VAR, 6.116%, 09/14/18 (m)	624
465	7.500%, 03/15/15	512
270	7.625%, 03/21/36	275
379	8.000%, 11/18/22	407
		1,818
	Venezuela — 8.3%
	Republic of Venezuela,
11,022	5.750%, 02/26/16	7,550
775	7.000%, 12/01/18	498
780	7.650%, 04/21/25	466
5,580	9.250%, 05/07/28	3,850
		12,364
	Total Foreign Government Securities (Cost $110,675)	116,490
Supranational — 0.8%
UYU 29,370	International Bank for Reconstruction & Development, 3.400%, 04/15/17 (m) (Cost $1,491)	1,252

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   15

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligations — 4.3%
	U.S. Treasury Notes,
5,900	2.625%, 07/31/14 (m)	5,970
405	3.250%, 12/31/09 (k) (m)	409
	Total U.S. Treasury Obligations (Cost $6,347)	6,379

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 4.4%
	Investment Company — 4.4%
6,538	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (m) (Cost $6,538)	6,538
	Total Investments — 101.4% (Cost $151,470)	151,372
	Liabilities in Excess of Other Assets — (1.4)%	(2,058)
	NET ASSETS — 100.0%	$149,314

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
119	30 Year U.S. Treasury Bond	12/21/09	14,250	115
49	2 Year U.S. Treasury Note	12/31/09	10,601	23
	Short Futures Outstanding
(38)	10 Year U.S. Treasury Note	12/21/09	(4,454)	(37)
(129)	5 Year U.S. Treasury Note	12/31/09	(14,867)	(85)
				16

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
Kingdom of Sweden, 3.875%, 12/29/09	1.100% quarterly	03/20/14	0.477%	$3,290	(96)	—
Republic of Austria, 5.250%, 01/04/11	0.493% quarterly	12/20/13	0.674	3,070	20	—
Republic of Kazakhstan, 11.125%, 05/11/07	10.920% semi-annually	11/20/13	3.500	1,750	(543)	—
Russian Federation, 7.500%, 03/31/30	0.475% semi-annually	04/20/12	2.399	530	25	—
Citibank, N.A.:
Republic of Colombia, 10.375%, 01/28/33	2.150% semi-annually	09/20/14	1.714	790	(19)	—
Republic of Hungary, 4.750%, 02/03/15	4.800% semi-annually	04/20/14	2.394	4,100	(498)	—
Credit Suisse International:
Republic of Austria, 5.250%, 01/04/11	0.520% quarterly	12/20/13	0.674	1,020	5	—
Deutsche Bank AG, New York:
Republic of Austria, 5.250%, 01/04/11	0.520% quarterly	12/20/13	0.674	5,910	31	—
Republic of Bulgaria, 8.250%, 01/15/15	5.000% semi-annually	10/20/13	2.438	5,830	(673)	—
Republic of Colombia, 10.375%, 01/28/33	0.9142% semi-annually	04/20/12	1.334	410	3	—
Republic of Turkey, 11.875%, 01/15/30	5.800% semi-annually	11/20/13	2.010	1,690	(279)	—
Russian Federation, 7.500%, 03/31/30	0.495% semi-annually	04/20/12	2.399	350	16	—
United Mexican States, 7.500%, 04/08/33	0.810% semi-annually	08/20/10	1.177	70	— (h)	—

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Morgan Stanley Capital Services:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	16.163%	870	258	—
Republic of Colombia, 10.375%, 01/28/33	1.000% semi-annually	04/20/12	1.334	750	4	—
Republic of Venezuela, 9.250%, 09/15/27	2.570% semi-annually	07/20/12	11.034	960	189	—
Russian Federation, 12.750%, 06/24/28	0.640% semi-annually	09/20/10	1.514	400	3	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	07/20/10	1.464	500	2	—
Russian Federation, 7.500%, 03/31/30	0.750% semi-annually	08/20/10	1.491	750	5	—
Russian Federation, 7.500%, 03/31/30	0.530% semi-annually	08/20/11	2.166	660	21	—
Russian Federation, 7.500%, 03/31/30	0.500% semi-annually	11/20/11	2.267	740	27	—
United Mexican States, 7.500%, 04/08/33	0.960% semi-annually	07/20/10	1.155	2,000	1	—
Royal Bank of Scotland:
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	0.591	190	(14)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	0.591	310	(21)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	0.591	510	(33)	—
Republic of Slovenia, 5.375%, 04/11/11	1.900% semi-annually	02/20/14	0.591	640	(36)	—
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	0.591	1,410	(89)	—
Union Bank of Switzerland AG:
Republic of Argentina, 8.280%, 12/31/33	2.620% semi-annually	07/20/12	16.163	520	154	—
Republic of Venezuela, 9.250%, 09/15/27	2.030% semi-annually	06/20/12	10.995	510	104	—
Republic of Venezuela, 9.250%, 09/15/27	2.550% semi-annually	07/20/12	11.034	770	152	—
Russian Federation, 7.500%, 03/31/30	0.900% semi-annually	08/20/10	1.491	300	2	—
					(1,279)	—

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Barclays Bank plc:
Republic of Kazakhstan, 11.125%, 05/11/07*	0.680% semi-annually	08/20/12	3.336%	1,510	(111)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.721% semi-annually	03/20/12	10.855	1,520	(293)	—
Citibank, N.A.:
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	16.149	720	(216)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.630% semi-annually	05/20/11	2.955	1,410	(52)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.600% semi-annually	03/20/12	3.238	870	(53)	—
Deutsche Bank AG, New York:
Republic of Argentina, 8.280%, 12/31/33*	1.960% semi-annually	04/20/12	16.107	230	(66)	—
Republic of Argentina, 8.280%, 12/31/33*	2.140% semi-annually	06/20/12	16.149	1,140	(342)	—
Republic of Argentina, 8.280%, 12/31/33*	2.080% semi-annually	07/20/12	16.163	830	(257)	—
Republic of Argentina, 8.280%, 12/31/33*	2.327% semi-annually	07/20/12	16.163	1,450	(440)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.610% semi-annually	03/20/12	3.238	620	(38)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.535% semi-annually	03/20/12	3.238	1,510	(95)	—
Republic of Kazakhstan, 11.125%, 05/11/07*	0.710% semi-annually	08/20/12	3.336	1,090	(79)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.620% semi-annually	04/20/12	10.904	410	(81)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.604% semi-annually	04/20/12	10.904	870	(173)	—
Russian Federation, 7.500%, 03/31/30*	0.770% semi-annually	08/20/10	1.491	70	— (h)	—
Russian Federation, 7.500%, 03/31/30*	0.525% semi-annually	12/20/11	2.297	1,360	(52)	—
Russian Federation, 7.500%, 03/31/30*	0.510% semi-annually	12/20/11	2.297	1,580	(61)	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   17

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Morgan Stanley Capital Services:
Republic of Argentina, 8.280%, 12/31/33*	3.380% semi-annually	10/20/10	14.138%	400	(40)	—
Republic of Argentina, 8.280%, 12/31/33*	2.160% semi-annually	06/20/12	16.149	1,430	(428)	—
Republic of Venezuela, 9.250%, 09/15/27*	1.690% semi-annually	04/20/12	10.904	750	(148)	—
Republic of Venezuela, 9.250%, 09/15/27*	3.400% semi-annually	08/20/12	11.070	90	(17)	—
Russian Federation, 7.500%, 03/31/30*	1.010% semi-annually	07/20/10	1.464	2,000	(6)	—
Union Bank of Switzerland AG:
Republic of Venezuela, 9.250%, 09/15/27*	2.510% semi-annually	07/20/12	11.034	1,550	(307)	—
					(3,355)	—

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

*	The Fund has purchased credit default swaps with identical underlying reference obligations; net amounts received by the Fund from settlement of purchased protection would offset potential amounts paid at a credit event for protection sold.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.3%
154	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.526%, 11/25/35 (m)	144
254	Residential Asset Securities Corp., Series 2005-KS10, Class 1A2, VAR, 0.516%, 11/25/35 (m)	213
	Total Asset-Backed Securities (Cost $407)	357
Collateralized Mortgage Obligations — 0.2%
	Non-Agency CMO — 0.2%
150	Adjustable Rate Mortgage Trust, Series 2005-12, Class 5A1, VAR, 0.516%, 03/25/36 (m)	80
308	Harborview Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.589%, 08/19/45 (m)	165
	Total Collateralized Mortgage Obligations (Cost $459)	245
U.S. Treasury Obligations — 95.5%
	U.S. Treasury Inflation Indexed Bonds,
2,630	1.750%, 01/15/28	2,524
3,990	2.000%, 01/15/26	4,213
7,780	2.375%, 01/15/25	9,097
1,820	2.375%, 01/15/27	1,994
3,460	2.500%, 01/15/29	3,640
1,320	3.375%, 04/15/32	1,926
2,465	3.625%, 04/15/28 (m)	3,962
1,710	3.875%, 04/15/29	2,812
	U.S. Treasury Inflation Indexed Notes,
5,595	0.625%, 04/15/13	5,620
2,775	0.875%, 04/15/10	3,154
1,310	1.250%, 04/15/14	1,335
3,700	1.375%, 07/15/18	3,584
4,945	1.625%, 01/15/15	5,576
3,275	1.625%, 01/15/18	3,335
6,065	1.875%, 07/15/13	7,245
2,790	1.875%, 07/15/15	3,133
1,780	1.875%, 07/15/19	1,815
5,335	2.000%, 04/15/12	5,800
4,685	2.000%, 01/15/14	5,571
3,883	2.000%, 07/15/14	4,534
6,645	2.000%, 01/15/16	7,348
3,025	2.125%, 01/15/19	3,128
3,050	2.375%, 04/15/11	3,393
3,130	2.375%, 01/15/17	3,493
2,990	2.500%, 07/15/16	3,355
3,160	2.625%, 07/15/17	3,499
3,780	3.000%, 07/15/12 (k)	4,763
855	3.375%, 01/15/12	1,095
1,075	3.500%, 01/15/11	1,383
	Total U.S. Treasury Obligations (Cost $110,578)	112,327

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,773	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (m) (Cost $1,773)	1,773
	Total Investments — 97.5% (Cost $113,217)	114,702
	Other Assets in Excess of Liabilities — 2.5%	2,960
	NET ASSETS — 100.0%	$117,662

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   19

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	10 Year U.S. Treasury Note	12/21/09	$469	$3
	Short Futures Outstanding
(2)	10 Year U.S. Treasury Note	12/21/09	(234)	(2)
(2)	Treasury Bonds	12/21/09	(240)	(1)
(10)	2 Year U.S. Treasury Note	12/31/09	(2,163)	(4)
(6)	5 Year U.S. Treasury Note	12/31/09	(692)	(4)
				$(8)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Credit Suisse International (†)	U.S. Treasury Inflation Indexed Bond, 3.875%, 04/15/29	$126.18	09/29/09	$3,000	$(37)	$—

(†)	If the market price exceeds the price lock at termination, the Fund receives the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund pays the difference between the price lock and the market price.

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 10.2%
125	AmeriCredit Automobile Receivables Trust, Series 2009-1, Class A3, 3.040%, 10/15/13	125
	Bank of America Auto Trust,
235	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	237
100	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	102
65	Capital One Prime Auto Receivables Trust, Series 2007-2, Class A3, 4.890%, 01/15/12	66
	Carmax Auto Owner Trust,
449	Series 2008-1, Class A2, VAR, 0.973%, 04/15/11	450
400	Series 2009-1, Class A3, 4.120%, 03/15/13	414
90	Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.820%, 01/15/16	90
	CNH Equipment Trust,
45	Series 2009-A, Class A3, 5.280%, 11/15/12	47
365	Series 2009-B, Class A3, 2.970%, 03/15/13	371
362	Countrywide Asset-Backed Certificates, Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35 (i)	335
	Daimler Chrysler Auto Trust,
500	Series 2007-A, Class A3A, 5.000%, 02/08/12	513
150	Series 2008-B, Class A3A, 4.710%, 09/10/12	154
	Ford Credit Auto Owner Trust,
721	Series 2007-A, Class A3A, 5.400%, 08/15/11	739
200	Series 2009-B, Class A3, 2.790%, 08/15/13	203
526	GSAMP Trust, Series 2006-NC1, Class A2,VAR, 0.446%, 02/25/36 (i)	368
350	Harley-Davidson Motorcycle Trust, Series 2007-1, Class A4, 5.210%, 06/17/13	365
692	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.446%, 07/25/36 (i)	532
	Honda Auto Receivables Owner Trust,
1,000	Series 2007-2, Class A4, 5.570%, 11/21/13	1,049
100	Series 2009-3, Class A3, 2.310%, 05/15/13	100
571	Hyundai Auto Receivables Trust, Series 2008-A, Class A2, 4.160%, 05/16/11	577
	Nissan Auto Receivables Owner Trust,
397	Series 2006-B, Class A4, 5.220%, 11/15/11	403
250	Series 2009-1, Class A3, 5.000%, 09/15/14	262
500	Series 2009-A, Class A3, 3.200%, 02/15/13	508
490	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, VAR, 0.466%, 02/25/36 (i)	432
537	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.456%, 03/25/36 (i)	440
264	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.446%, 12/25/35 (i)	242
1,000	USAA Auto Owner Trust, Series 2008-2, Class A3, 4.640%, 10/15/12	1,034
125	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	129
1,000	Wachovia Auto Loan Owner Trust, Series 2008-1, Class A3, 4.270%, 04/20/12	1,023
	World Omni Auto Receivables Trust,
448	Series 2006-A, Class A4, 5.030%, 10/17/11	454
254	Series 2007-B, Class A3A, 5.280%, 01/17/12	260
	Total Asset-Backed Securities (Cost $12,394)	12,024
Collateralized Mortgage Obligations — 5.5%
	Agency CMO — 5.5%
	Federal National Mortgage Association REMICS,
1,841	Series 2006-43, Class G, 6.500%, 09/25/33	1,901
2,676	Series 2006-63, Class AB, 6.500%, 10/25/33	2,756
1,725	Series 2006-63, Class AE, 6.500%, 10/25/33	1,776
7	Government National Mortgage Association, Series 2002-24, Class FA, VAR, 0.773%, 04/16/32 (m)	7
	Total Collateralized Mortgage Obligations (Cost $6,319)	6,440
Commercial Mortgage-Backed Securities — 2.4%
673	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.176%, 11/10/41	672
	CS First Boston Mortgage Securities Corp.,
572	Series 2001-CP4, Class A4, 6.180%, 12/15/35	599
309	Series 2004-C3, Class A3, 4.302%, 07/15/36	308
623	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A2, 3.285%, 07/05/35	626
628	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2, 3.246%, 03/15/29	629
	Total Commercial Mortgage-Backed Securities (Cost $2,795)	2,834
Corporate Bonds — 23.8%
	Consumer Discretionary — 1.7%
	Auto Components — 0.1%
65	Johnson Controls, Inc., 5.250%, 01/15/11	67
	Media — 1.6%
1,000	Comcast Cable Communications LLC, 6.750%, 01/30/11	1,063
725	Time Warner, Inc., 5.500%, 11/15/11	769
		1,832
	Multiline Retail — 0.0% (g)
50	Kohls Corp., 7.375%, 10/15/11	54
	Total Consumer Discretionary	1,953

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   21

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Staples — 2.5%
	Beverages — 1.1%
160	Coca-Cola Co. (The), 3.625%, 03/15/14	165
1,050	Coca-Cola Enterprises, Inc., 4.250%, 09/15/10	1,079
85	PepsiCo, Inc., 3.750%, 03/01/14	88
		1,332
	Food & Staples Retailing — 0.6%
700	CVS/Caremark Corp., 4.000%, 09/15/09	701
	Food Products — 0.8%
120	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	125
35	General Mills, Inc., 5.250%, 08/15/13	38
	Kraft Foods, Inc.,
600	6.000%, 02/11/13	653
100	6.250%, 06/01/12	110
		926
	Total Consumer Staples	2,959
	Energy — 0.9%
	Oil, Gas & Consumable Fuels — 0.9%
15	Anadarko Petroleum Corp., 5.750%, 06/15/14	16
215	ConocoPhillips, 8.750%, 05/25/10	228
45	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	51
622	Qatar Petroleum, (Qatar), 5.579%, 05/30/11 (e)	640
100	StatoilHydro ASA, (Norway), 5.125%, 04/30/14 (e)	108
	Total Energy	1,043
	Financials — 13.7%
	Capital Markets — 2.3%
200	Bank of New York Mellon Corp. (The), 4.950%, 11/01/12	217
550	Credit Suisse USA, Inc., 4.125%, 01/15/10	556
600	Goldman Sachs Group, Inc. (The), 5.300%, 02/14/12	632
1,175	Morgan Stanley, 4.250%, 05/15/10	1,195
60	Northern Trust Corp., 5.500%, 08/15/13	66
		2,666
	Commercial Banks — 1.5%
240	BB&T Corp., 6.500%, 08/01/11	251
75	Deutsche Bank AG, (Germany), 3.875%, 08/18/14	75
150	PNC Funding Corp., 4.500%, 03/10/10	151
135	State Street Corp., 4.300%, 05/30/14	142
250	U.S. Bank N.A., 6.375%, 08/01/11	271
800	Wachovia Corp., 5.300%, 10/15/11	845
		1,735
	Consumer Finance — 0.9%
20	Capital One Financial Corp., 7.375%, 05/23/14	22
	HSBC Finance Corp.,
600	4.125%, 11/16/09	603
120	6.375%, 11/27/12	129
200	John Deere Capital Corp., 5.250%, 10/01/12	216
100	Toyota Motor Credit Corp., VAR, 0.599%, 04/07/10	100
		1,070
	Diversified Financial Services — 1.9%
	BP Capital Markets plc, (United Kingdom),
60	3.125%, 03/10/12	62
80	3.625%, 05/08/14	82
	Caterpillar Financial Services Corp.,
150	5.750%, 02/15/12	159
50	6.125%, 02/17/14	55
	Citigroup, Inc.,
450	5.250%, 02/27/12	456
45	6.375%, 08/12/14	45
200	CME Group, Inc., 5.400%, 08/01/13	215
	General Electric Capital Corp.,
1,000	5.500%, 04/28/11	1,045
125	5.900%, 05/13/14	134
		2,253
	FDIC Guaranteed Securities (˜) — 5.6%
600	Bank of America Corp., 3.125%, 06/15/12	623
600	Citigroup, Inc., 2.875%, 12/09/11	619
	General Electric Capital Corp.,
700	2.125%, 12/21/12	704
800	3.000%, 12/09/11	828
300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	313
600	HSBC USA, Inc., 3.125%, 12/16/11	623
400	John Deere Capital Corp., 2.875%, 06/19/12	412
1,300	Morgan Stanley, 2.900%, 12/01/10	1,333
400	SunTrust Bank, 3.000%, 11/16/11	414
700	Wells Fargo & Co., 3.000%, 12/09/11	726
		6,595
	Insurance — 0.9%
900	Allstate Corp. (The), 7.200%, 12/01/09	910
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	103
		1,013

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Thrifts & Mortgage Finance — 0.6%
700	Countrywide Financial Corp., 5.800%, 06/07/12	726
	Total Financials	16,058
	Health Care — 0.0% (g)
	Pharmaceuticals — 0.0% (g)
50	Eli Lilly & Co., 3.550%, 03/06/12	52
	Total Health Care	52
	Industrials — 0.3%
	Aerospace & Defense — 0.1%
150	Boeing Co. (The), 5.125%, 02/15/13	161
	Machinery — 0.1%
40	PACCAR, Inc., 6.875%, 02/15/14	45
	Road & Rail — 0.1%
30	Canadian National Railway Co., (Canada), 4.950%, 01/15/14	32
50	CSX Corp., 6.300%, 03/15/12	54
70	Union Pacific Corp., 5.450%, 01/31/13	75
		161
	Total Industrials	367
	Information Technology — 0.6%
	Computers & Peripherals — 0.2%
25	Dell, Inc., 3.375%, 06/15/12	25
	Hewlett-Packard Co.,
20	2.950%, 08/15/12	20
120	4.250%, 02/24/12	127
60	International Business Machines Corp., 4.750%, 11/29/12	65
		237
	Office Electronics — 0.1%
110	Xerox Corp., 8.250%, 05/15/14	124
	Software — 0.3%
140	Microsoft Corp., 2.950%, 06/01/14	141
140	Oracle Corp., 4.950%, 04/15/13	150
		291
	Total Information Technology	652
	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.6%
400	AT&T, Inc., 6.700%, 11/15/13	453
130	France Telecom S.A., (France), 4.375%, 07/08/14	136
50	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	54
950	Telefonica Emisiones S.A.U., (Spain), 5.984%, 06/20/11	1,012
250	Verizon Florida LLC, 6.125%, 01/15/13	266
		1,921
	Wireless Telecommunication Services — 0.2%
120	Verizon Wireless Capital LLC, 3.750%, 05/20/11 (e)	124
70	Vodafone Group plc, (United Kingdom), 4.150%, 06/10/14	72
		196
	Total Telecommunication Services	2,117
	Utilities — 2.3%
	Electric Utilities — 2.2%
	Appalachian Power Co.,
650	5.550%, 04/01/11	675
200	5.650%, 08/15/12	212
50	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	54
30	Duke Energy Corp., 3.950%, 09/15/14	30
1,150	Midamerican Energy Co., 5.650%, 07/15/12	1,250
250	Nisource Finance Corp., 7.875%, 11/15/10	263
15	Progress Energy, Inc., 6.050%, 03/15/14	17
20	Southern California Edison Co., 4.150%, 09/15/14	21
10	Southern Co. (The), 4.150%, 05/15/14	10
		2,532
	Multi-Utilities — 0.1%
130	Dominion Resources, Inc., 5.700%, 09/17/12	141
20	PG&E Corp., 5.750%, 04/01/14	22
		163
	Total Utilities	2,695
	Total Corporate Bonds (Cost $26,850)	27,896
Foreign Government Security — 0.0% (g)
45	Province of Ontario, (Canada), 4.100%, 06/16/14 (Cost $45)	47
Mortgage Pass-Through Security — 0.3%
332	Federal National Mortgage Association, 15 Year, Single Family, 6.000%, 04/01/21 (Cost $353)	356
U.S. Government Agency Securities — 31.7%
	Federal Farm Credit Banks,
400	2.625%, 04/17/14	399
685	4.900%, 03/06/13	746
4,000	Federal Home Loan Bank System, 3.625%, 10/18/13	4,194

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   23

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Mortgage Corp.,
3,250	3.125%, 10/25/10	3,344
5,500	3.250%, 07/16/10	5,633
8,050	5.250%, 07/18/11	8,687
	Federal National Mortgage Association,
2,703	4.000%, 03/27/13	2,879
4,000	4.375%, 03/15/13	4,326
400	4.750%, 02/21/13	434
6,100	6.625%, 11/15/10	6,547
	Total U.S. Government Agency Securities (Cost $36,153)	37,189
U.S. Treasury Obligations — 25.0%
	U.S. Treasury Notes,
5,775	0.875%, 02/28/11	5,791
10,500	1.125%, 01/15/12	10,476
4,650	1.750%, 11/15/11	4,714
2,500	2.750%, 10/31/13	2,570
5,300	4.625%, 07/31/12	5,785
	Total U.S. Treasury Obligations (Cost $29,270)	29,336

SHARES
Short-Term Investment — 0.7%
	Investment Company — 0.7%
869	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (Cost $869)	869
	Total Investments — 99.6% (Cost $115,048)	116,991
	Other Assets in Excess of Liabilities — 0.4%	442
	NET ASSETS — 100.0%	$117,433

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 1.5%
900	American Express Credit Account Master Trust, Series 2005-1, Class A, VAR, 0.303%, 10/15/12	898
6,110	Asset Backed Securities Corp. Home Equity, Series 2005-HE4, Class M1, VAR, 0.686%, 05/25/35	5,775
1,200	Capital One Multi-Asset Execution Trust, Series 2006-A2, Class A, 4.850%, 11/15/13	1,250
2,100	Centex Home Equity, Series 2005-C, Class AF6, SUB, 4.638%, 06/25/35	1,822
600	Citibank Credit Card Issuance Trust, Series 2007-A6, Class A6, VAR, 0.500%, 07/12/12	597
2,841	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	2,257
900	MBNA Credit Card Master Note Trust, Series 2003-A8, Class A8, VAR, 0.463%, 12/17/12	896
824	New Century Home Equity Loan Trust, Series 2003-5, Class AI7, VAR, 5.150%, 11/25/33	693
1,200	Nissan Auto Receivables Owner Trust, Series 2007-A, Class A4, VAR, 0.273%, 06/17/13	1,193
1,025	Renaissance Home Equity Loan Trust, Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	982
2,490	Saxon Asset Securities Trust, Series 2002-3, Class AF6, SUB, 5.407%, 05/25/31	2,064
2,255	SG Mortgage Securities Trust, Series 2006-OPT2, Class A3A, VAR, 0.316%, 10/25/36	2,163
25	Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1, VAR, 0.346%, 01/25/37	25
	Total Asset-Backed Securities (Cost $20,154)	20,615
Collateralized Mortgage Obligations — 7.8%
	Agency CMO — 0.6%
	Federal Home Loan Mortgage Corp. REMICS,
3,721	Series 2975, Class SJ, IF, IO, 6.377%, 05/15/35	383
971	Series 3171, Class ST, IF, IO, 6.212%, 06/15/36	106
968	Series 3218, Class AS, IF, IO, 6.307%, 09/15/36	90
4,321	Series 3236, Class IS, IF, IO, 6.377%, 11/15/36	464
5,518	Series 3370, Class SH, IF, IO, 6.177%, 10/15/37	589
3,234	Series 3419, Class SD, IF, IO, 5.957%, 02/15/38	340
	Federal National Mortgage Association REMICS,
16,397	Series 2003-80, Class DI, IO, 5.500%, 10/25/31	1,688
4,757	Series 2004-17, Class DS, IF, IO, 6.884%, 11/25/32	540
1,017	Series 2004-41, Class SA, IF, IO, 6.884%, 02/25/32	92
6,031	Series 2006-69, Class KI, IF, IO, 7.034%, 08/25/36	743
12,171	Series 2007-109, Class GI, IF, IO, 5.804%, 12/25/37	1,411
22,092	Series 2008-61, Class S, IF, IO, 5.834%, 07/25/38	2,239
		8,685
	Non-Agency CMO — 7.2%
5,691	Banc of America Alternative Loan Trust, Series 2005-2, Class 2CB1, 6.000%, 03/25/35	4,167
3,234	Citicorp Mortgage Securities, Inc., Series 2007-2, Class 1A5, 5.750%, 02/25/37	3,012
	Countrywide Alternative Loan Trust,
3,837	Series 2004-5CB, Class 2A1, 5.000%, 05/25/19	3,615
9,400	Series 2005-28CB, Class 1A6, 5.500%, 08/25/35	6,070
5,556	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	4,553
7,021	Series 2006-19CB, Class A15, 6.000%, 08/25/36	5,670
8,362	Series 2006-24CB, Class A1, 6.000%, 06/25/36	6,654
13,471	Series 2006-24CB, Class A23, 6.000%, 06/25/36	10,150
2,584	Series 2006-28CB, Class A17, 6.000%, 10/25/36	1,765
8,179	Series 2006-31CB, Class A3, 6.000%, 11/25/36	6,718
3,210	Series 2006-41CB, Class 2A17, 6.000%, 01/25/37	2,526
2,964	Series 2006-J3, Class 2A1, 4.750%, 12/25/20	2,454
3,282	Series 2007-5CB, Class 1A31, 5.500%, 04/25/37	2,043
	Countrywide Home Loan Mortgage Pass Through Trust,
1,025	Series 2006-10, Class 1A10, 5.850%, 05/25/36	930
2,511	Series 2006-15, Class A1, 6.250%, 10/25/36	2,031
5,786	Series 2006-20, Class 1A36, 5.750%, 02/25/37	4,509
19,387	Series 2007-16, Class A1, 6.500%, 10/25/37	15,885
8,303	Series 2007-17, Class 1A1, 6.000%, 10/25/37	6,494
3,459	Residential Accredit Loans, Inc., Series 2007-QS4, Class 5A2, 5.500%, 04/25/22	2,775
2,851	WaMu Mortgage Pass Through Certificates, Series 2005-8, Class 1A8, 5.500%, 10/25/35	2,367

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   25

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — 7.2%
3,622	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1, Class 3A2, 5.750%, 02/25/36	2,956
1,604	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11, Class A96, 6.000%, 08/25/37	1,367
		98,711
	Total Collateralized Mortgage Obligations (Cost $96,795)	107,396
Commercial Mortgage-Backed Securities — 1.0%
2,800	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4, 4.668%, 07/10/43	2,603
2,450	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A2, 3.992%, 10/15/29	2,450
	Morgan Stanley Capital I,
5,002	Series 2004-HQ3, Class A2, 4.050%, 01/13/41	5,050
4,200	Series 2004-HQ3, Class A3, 4.490%, 01/13/41	4,248
	Total Commercial Mortgage-Backed Securities (Cost $13,766)	14,351
Corporate Bonds — 36.1%
	Consumer Discretionary — 9.3%
	Auto Components — 0.5%
600	Affinia Group, Inc., 9.000%, 11/30/14	529
2,364	Exide Technologies, 10.500%, 03/15/13	2,269
	Goodyear Tire & Rubber Co. (The),
390	8.625%, 12/01/11	394
295	10.500%, 05/15/16	315
1,049	Tenneco, Inc., 10.250%, 07/15/13	1,065
	TRW Automotive, Inc.,
760	7.000%, 03/15/14 (e)	661
500	7.250%, 03/15/17 (e)	420
40	United Components, Inc., 9.375%, 06/15/13	31
		5,684
	Distributors — 0.2%
	KAR Holdings, Inc.,
2,077	8.750%, 05/01/14	1,957
353	10.000%, 05/01/15	325
		2,282
	Diversified Consumer Services — 0.3%
	Service Corp. International,
1,800	6.750%, 04/01/15	1,706
45	7.000%, 06/15/17	42
2,000	Stewart Enterprises, Inc., 3.125%, 07/15/14	1,695
		3,443
	Hotels, Restaurants & Leisure — 2.6%
1,155	Boyd Gaming Corp., 7.125%, 02/01/16	962
4,535	Harrah’s Operating Co., Inc., 10.000%, 12/15/18 (e)	3,175
1,490	Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp., 11.250%, 06/01/17 (e)	1,516
	Host Hotels & Resorts LP,
1,390	6.375%, 03/15/15	1,303
890	6.750%, 06/01/16	828
295	6.875%, 11/01/14	279
5,000	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	4,350
	MGM Mirage,
2,460	5.875%, 02/27/14	1,771
5,365	6.750%, 09/01/12	4,279
250	6.750%, 04/01/13	190
730	7.500%, 06/01/16	522
80	10.375%, 05/15/14 (e)	84
280	11.125%, 11/15/17 (e)	303
450	Real Mex Restaurants, Inc., 14.000%, 01/01/13 (e)	401
	Royal Caribbean Cruises Ltd., (Liberia),
300	6.875%, 12/01/13	260
880	7.250%, 06/15/16	715
2,450	11.875%, 07/15/15	2,560
4,500	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	3,195
5,529	Six Flags Operations, Inc., 12.250%, 07/15/16 (d) (e)	4,589
	Starwood Hotels & Resorts Worldwide, Inc.,
1,345	6.750%, 05/15/18	1,217
10	7.875%, 05/01/12	10
470	7.875%, 10/15/14	468
300	Travelport LLC, 9.875%, 09/01/14	254
1,865	Vail Resorts, Inc., 6.750%, 02/15/14	1,790
		35,021
	Household Durables — 0.6%
925	ALH Finance LLC/ALH Finance Corp., 8.500%, 01/15/13	856
555	Ames True Temper, Inc., VAR, 4.509%, 01/15/12	488
4,000	K Hovnanian Enterprises, Inc., 11.500%, 05/01/13	3,870
990	Meritage Homes Corp., 6.250%, 03/15/15	851
385	Newell Rubbermaid, Inc., 10.600%, 04/15/19	449
1,515	Sealy Mattress Co., 8.250%, 06/15/14	1,341
525	Simmons Bedding Co., 7.875%, 01/15/14 (d)	451
		8,306

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Leisure Equipment & Products — 0.0% (g)
865	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	701
	Media — 3.3%
2,900	CBS Corp., 8.200%, 05/15/14	3,159
1,960	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d)	1,980
1,400	Charter Communications Holdings LLC, 8.000%, 04/30/12	1,410
150	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 10.375%, 04/30/14	152
	CSC Holdings, Inc.,
125	8.500%, 06/15/15 (e)	126
135	8.625%, 02/15/19 (e)	137
	DirecTV Holdings LLC/DirecTV Financing Co.,
630	6.375%, 06/15/15	638
2,280	7.625%, 05/15/16	2,400
	DISH DBS Corp.,
2,310	7.125%, 02/01/16	2,217
3,015	7.750%, 05/31/15	2,955
	Intelsat Jackson Holdings Ltd., (Bermuda),
4,310	9.500%, 06/15/16	4,429
100	11.250%, 06/15/16	104
10	Intelsat Subsidiary Holding Co. Ltd., (Bermuda), 8.875%, 01/15/15 (e)	10
505	Mediacom LLC/Mediacom Capital Corp., 9.500%, 01/15/13	505
1,800	News America, Inc., 6.900%, 08/15/39 (e)	1,894
1,685	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	1,588
2,000	Univision Communications, Inc., 12.000%, 07/01/14 (e)	2,100
6,750	Valassis Communications, Inc., 8.250%, 03/01/15	5,906
3,000	Viacom, Inc., 4.375%, 09/15/14	3,005
1,310	Videotron Ltee, (Canada), 6.875%, 01/15/14	1,253
415	WMG Acquisition Corp., 9.500%, 06/15/16 (e)	429
2,500	WMG Holdings Corp., SUB, 0.000%, 12/15/14	2,175
3,500	WPP Finance, (United Kingdom), 8.000%, 09/15/14	3,833
3,000	XM Satellite Radio, Inc., 13.000%, 08/01/13 (e)	2,850
		45,255
	Multiline Retail — 0.3%
1,725	HSN, Inc., 11.250%, 08/01/16	1,794
400	JC Penney Corp., Inc., 7.950%, 04/01/17	401
	Macy’s Retail Holdings, Inc.,
455	5.900%, 12/01/16	401
1,535	8.875%, 07/15/15	1,554
136	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	102
		4,252
	Specialty Retail — 1.2%
255	Asbury Automotive Group, Inc., 8.000%, 03/15/14	228
5,000	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14	4,687
3,000	General Nutrition Centers, Inc., VAR, 6.404%, 03/15/14	2,618
1,300	PEP Boys — Manny, Moe & Jack, 7.500%, 12/15/14	1,134
890	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	919
7,500	Toys R Us, Inc., 7.875%, 04/15/13	6,394
		15,980
	Textiles, Apparel & Luxury Goods — 0.3%
995	Hanesbrands, Inc., VAR, 4.593%, 12/15/14	853
500	Levi Strauss & Co., 9.750%, 01/15/15	511
5,344	Quiksilver, Inc., 6.875%, 04/15/15	3,394
		4,758
	Total Consumer Discretionary	125,682
	Consumer Staples — 1.8%
	Beverages — 0.1%
	Constellation Brands, Inc.,
1,390	7.250%, 09/01/16	1,345
420	8.375%, 12/15/14	427
		1,772
	Food & Staples Retailing — 0.5%
	Rite Aid Corp.,
5,280	7.500%, 03/01/17	4,409
330	9.500%, 06/15/17	237
325	9.750%, 06/12/16 (e)	344
1,350	SUPERVALU, Inc., 8.000%, 05/01/16	1,328
		6,318
	Food Products — 0.7%
	Chiquita Brands International, Inc.,
4,000	7.500%, 11/01/14	3,775
1,960	8.875%, 12/01/15	1,921
180	Del Monte Corp., 6.750%, 02/15/15	175
1,340	Dole Food Co., Inc., 13.875%, 03/15/14 (e)	1,527
755	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14 (e)	793
	Smithfield Foods, Inc.,
2,445	7.750%, 05/15/13	2,017

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   27

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Food Products — Continued
105	10.000%, 07/15/14 (e)	107
		10,315
	Household Products — 0.4%
1,167	Central Garden and Pet Co., 9.125%, 02/01/13	1,173
	Jarden Corp.,
590	7.500%, 05/01/17	568
825	8.000%, 05/01/16	845
2,610	Visant Holding Corp., SUB, 10.250%, 12/01/13	2,636
		5,222
	Personal Products — 0.1%
1,500	Revlon Consumer Products Corp., 9.500%, 04/01/11	1,416
	Total Consumer Staples	25,043
	Energy — 2.3%
	Energy Equipment & Services — 0.9%
1,625	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	1,162
4,739	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	4,455
3,500	Key Energy Services, Inc., 8.375%, 12/01/14	3,167
2,500	PHI, Inc., 7.125%, 04/15/13	2,319
810	Pride International, Inc., 8.500%, 06/15/19	850
		11,953
	Oil, Gas & Consumable Fuels — 1.4%
2,200	Anadarko Petroleum Corp., 6.950%, 06/15/19	2,404
	Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.,
1,300	10.750%, 02/01/18 (e)	1,313
260	12.125%, 08/01/17	274
	Chesapeake Energy Corp.,
2,430	6.500%, 08/15/17	2,144
50	6.875%, 01/15/16	46
	Denbury Resources, Inc.,
800	7.500%, 04/01/13	792
100	7.500%, 12/15/15	98
1,215	El Paso Corp., 8.250%, 02/15/16	1,227
	Forest Oil Corp.,
90	7.250%, 06/15/19	85
860	7.750%, 05/01/14	839
600	Husky Energy, Inc., (Canada), 5.900%, 06/15/14	646
	Inergy LP/Inergy Finance Corp.,
195	6.875%, 12/15/14	182
230	8.250%, 03/01/16	228
500	Newfield Exploration Co., 6.625%, 04/15/16	478
	PetroHawk Energy Corp.,
1,925	7.875%, 06/01/15	1,867
145	9.125%, 07/15/13	147
750	Plains All American Pipeline LP, 8.750%, 05/01/19	904
	Quicksilver Resources, Inc.,
425	8.250%, 08/01/15	400
2,000	11.750%, 01/01/16	2,120
750	Swift Energy Co., 7.125%, 06/01/17	593
350	Tesoro Corp., 6.625%, 11/01/15	313
3,000	Western Refining, Inc., 11.250%, 06/15/17 (e)	2,655
		19,755
	Total Energy	31,708
	Financials — 8.2%
	Capital Markets — 0.3%
1,732	Credit Suisse/Guernsey, (Switzerland), VAR, 1.130%, 05/15/17 (x)	961
3,100	Macquarie Group Ltd., (Australia), 7.625%, 08/13/19 (e)	3,170
		4,131
	Commercial Banks — 1.0%
2,500	Bank of America Corp., 5.250%, 12/01/15	2,398
2,700	Comerica Bank, VAR, 0.557%, 08/24/11	2,544
2,812	Royal Bank of Scotland Group plc, (United Kingdom),9.118%, 03/31/10	2,531
GBP 2,700	SunTrust Bank, VAR, 1.349%, 06/22/12	3,923
3,172	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (x)	2,046
		13,442
	Consumer Finance — 1.3%
1,948	ACE Cash Express, Inc., 10.250%, 10/01/14 (e)	1,052
2,600	American Honda Finance Corp., VAR, 0.872%, 02/05/10 (e) (m)	2,597
	Ford Motor Credit Co. LLC,
400	7.000%, 10/01/13	357
1,000	7.250%, 10/25/11	940
620	7.500%, 08/01/12	571
4,175	7.800%, 06/01/12	3,862
	GMAC, Inc.,
750	6.625%, 05/15/12 (e)	660
3,195	6.875%, 08/28/12 (e)	2,780
	SLM Corp.,
204	5.000%, 06/15/18	122
987	5.400%, 10/25/11	860
2,210	8.450%, 06/15/18	1,700

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Consumer Finance — Continued
750	VAR, 0.804%, 01/27/14	476
2,500	VAR, 0.829%, 03/15/11	2,154
		18,131
	Diversified Financial Services — 1.8%
3,200	Capital One Bank USA N.A., 8.800%, 07/15/19	3,428
4,250	Capital One Capital V, 10.250%, 08/15/39	4,321
	CIT Group, Inc.,
635	5.600%, 04/27/11	379
575	5.650%, 02/13/17	323
575	5.800%, 07/28/11	342
5,400	Citigroup, Inc., 8.125%, 07/15/39	5,551
	Deluxe Corp.,
2,000	5.125%, 10/01/14	1,690
1,000	7.375%, 06/01/15	895
4,050	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	4,111
4,100	General Electric Capital Corp., VAR, 0.510%, 08/15/11	3,989
		25,029
	Insurance — 3.7%
2,350	Genworth Life Institutional Funding Trust, 5.875%, 05/03/13 (e)	2,205
2,900	Hartford Life Global Funding Trusts, VAR, 0.919%, 10/15/09 (m)	2,898
2,600	Hartford Life Institutional Funding, VAR, 0.760%, 08/15/13 (e)	2,220
2,820	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	2,369
8,500	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	7,480
1,937	MetLife, Inc., 10.750%, 08/01/39	2,180
	Metropolitan Life Global Funding I,
3,650	5.125%, 11/09/11 (e)	3,790
2,400	5.125%, 04/10/13 (e)	2,469
1,400	5.200%, 09/18/13 (e)	1,419
3,600	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	3,598
2,700	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	2,864
	Pricoa Global Funding I,
3,600	4.625%, 06/25/12 (e)	3,548
4,000	VAR, 0.734%, 06/26/12 (e)	3,729
	USI Holdings Corp.,
2,564	9.750%, 05/15/15 (e)	2,093
575	VAR, 4.315%, 11/15/14 (e)	444
8,000	Xlliac Global Funding, VAR, 0.764%, 08/10/10 (e)	6,969
		50,275
	Real Estate Investment Trusts (REITs) — 0.1%
900	Mack-Cali Realty Corp., 7.750%, 08/15/19	912
	Total Financials	111,920
	Health Care — 2.2%
	Health Care Equipment & Supplies — 0.4%
3,740	Biomet, Inc., PIK, 10.375%, 10/15/17	3,899
900	Cooper Cos., Inc. (The), 7.125%, 02/15/15	847
1,250	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14	1,200
		5,946
	Health Care Providers & Services — 1.4%
700	Bausch & Lomb, Inc., 9.875%, 11/01/15	702
1,330	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	1,335
	HCA, Inc.,
2,282	5.750%, 03/15/14	1,980
2,816	6.375%, 01/15/15	2,464
90	8.500%, 04/15/19 (e)	91
7,438	PIK, 9.625%, 11/15/16	7,512
1,460	Health Management Associates, Inc., 6.125%, 04/15/16	1,303
739	Surgical Care Affiliates, Inc., PIK, 8.875%, 07/15/15 (e)	547
	Tenet Healthcare Corp.,
980	8.875%, 07/01/19 (e)	1,005
980	9.250%, 02/01/15	938
410	10.000%, 05/01/18 (e)	442
595	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	526
550	US Oncology, Inc., 9.125%, 08/15/17 (e)	572
		19,417
	Pharmaceuticals — 0.4%
	Elan Finance plc/Elan Finance Corp., (Ireland),
2,070	7.750%, 11/15/11	2,008
2,855	VAR, 4.440%, 11/15/11	2,684
		4,692
	Total Health Care	30,055
	Industrials — 4.1%
	Aerospace & Defense — 0.1%
75	Bombardier, Inc., (Canada), 8.000%, 11/15/14 (e)	73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   29

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Aerospace & Defense — Continued
	L-3 Communications Corp.,
1,600	5.875%, 01/15/15	1,496
235	6.125%, 01/15/14	225
100	6.375%, 10/15/15	94
		1,888
	Airlines — 0.9%
2,000	American Airlines Pass Through Trust 2001-02, AGC, 7.858%, 10/01/11	1,910
1,000	American Airlines Pass Through Trust 2009-1A, 10.375%, 07/02/19	1,040
1,000	American Airlines, Inc., 13.000%, 08/01/16 (e)	1,022
	Continental Airlines, Inc.,
760	7.875%, 07/02/18	498
6,645	9.798%, 04/01/21	4,319
4,175	Northwest Airlines, Inc., 7.027%, 11/01/19	3,340
		12,129
	Building Products — 0.1%
1,425	Associated Materials, Inc., 9.750%, 04/15/12	1,275
	Commercial Services & Supplies — 0.4%
630	ACCO Brands Corp., 7.625%, 08/15/15	469
2,000	Cenveo Corp., 10.500%, 08/15/16 (e)	1,673
	Corrections Corp. of America,
200	6.250%, 03/15/13	196
850	7.750%, 06/01/17	839
	Iron Mountain, Inc.,
345	6.625%, 01/01/16	326
1,250	8.750%, 07/15/18	1,273
2,650	Quebecor World Capital ULC, (Canada), 8.750%, 03/15/16 (d) (e)	239
1,050	World Color Press, Inc., (Canada), 9.750%, 01/15/15 (d) (e)	94
2,565	World Color USA Corp., (Canada), 6.125%, 11/15/13 (d)	218
		5,327
	Construction Engineering — 0.2%
2,365	United Rentals North America, Inc., 10.875%, 06/15/16 (e)	2,412
	Electrical Equipment — 0.2%
2,450	Viasystems, Inc., 10.500%, 01/15/11	2,285
	Electronics — 0.1%
1,500	Da-Lite Screen Co., Inc., 9.500%, 05/15/11	1,354
	Environmental Control — 0.0% (g)
120	Clean Harbors, Inc., 7.625%, 08/15/16 (e)	120
	Industrial Conglomerates — 0.7%
	Harland Clarke Holdings Corp.,
2,700	9.500%, 05/15/15	2,295
6,654	VAR, 6.000%, 05/15/15	4,757
3,549	JB Poindexter & Co., Inc., 8.750%, 03/15/14	2,946
		9,998
	Industrial Machinery — 0.2%
405	Baldor Electric Co., 8.625%, 02/15/17	403
635	General Cable Corp., 7.125%, 04/01/17	608
	RBS Global, Inc./Rexnord LLC,
1,602	9.500%, 08/01/14 (e)	1,474
		2,485
	Information Technology Services — 0.0% (g)
395	Anixter, Inc., 10.000%, 03/15/14	408
	Machinery — 0.2%
995	Case New Holland, Inc., 7.750%, 09/01/13 (e)	980
	Terex Corp.,
1,225	8.000%, 11/15/17	1,038
385	10.875%, 06/01/16	404
100	Titan International, Inc., 8.000%, 01/15/12	96
		2,518
	Road & Rail — 0.8%
930	Ashtead Capital, Inc., 9.000%, 08/15/16 (e)	816
1,195	Hertz Corp. (The), 8.875%, 01/01/14	1,144
485	RailAmerica, Inc., 9.250%, 07/01/17 (e)	502
7,188	RSC Equipment Rental, Inc., 9.500%, 12/01/14	6,433
2,385	United Rentals North America, Inc., 6.500%, 02/15/12	2,290
		11,185
	Trading Companies & Distributors — 0.2%
	Noble Group Ltd., (Bermuda),
1,349	6.625%, 03/17/15 (e)	1,302
1,250	8.500%, 05/30/13 (e)	1,306
		2,608
	Total Industrials	55,992
	Information Technology — 1.1%
	Communications Equipment — 0.3%
5,700	Avaya, Inc., 9.750%, 11/01/15 (e)	4,389
	Electronic Equipment, Instruments & Components — 0.4%
675	Aeroflex, Inc., 11.750%, 02/15/15	596
90	Belden, Inc., 9.250%, 06/15/19 (e)	90
	Flextronics International Ltd., (Singapore),
74	6.250%, 11/15/14	68
230	6.500%, 05/15/13	220

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Electronic Equipment, Instruments & Components — Continued
175	NXP BV/NXP Funding LLC, (Netherlands), 7.875%, 10/15/14	121
	Sanmina-SCI Corp.,
3,417	6.750%, 03/01/13	3,127
1,765	8.125%, 03/01/16	1,522
		5,744
	IT Services — 0.3%
1,360	First Data Corp., 9.875%, 09/24/15	1,163
2,720	SunGard Data Systems, Inc., 10.250%, 08/15/15	2,693
		3,856
	Semiconductors & Semiconductor Equipment — 0.1%
305	Advanced Micro Devices, Inc., 7.750%, 11/01/12	253
1,120	Amkor Technology, Inc., 7.750%, 05/15/13	1,106
100	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	86
		1,445
	Total Information Technology	15,434
	Materials — 4.1%
	Chemicals — 0.7%
990	Ashland, Inc., 9.125%, 06/01/17 (e)	1,039
785	Dow Chemical Co. (The), 8.550%, 05/15/19	855
	Huntsman International LLC,
175	7.375%, 01/01/15	151
390	7.875%, 11/15/14	347
5,602	PolyOne Corp., 8.875%, 05/01/12	5,490
625	Reichhold Industries, Inc., 9.000%, 08/15/14 (e)	456
590	Terra Capital, Inc., 7.000%, 02/01/17	556
747	Westlake Chemical Corp., 6.625%, 01/15/16	710
		9,604
	Construction Materials — 0.4%
3,208	Hanson Australia Funding Ltd., (Australia), 5.250%, 03/15/13	2,695
	Hanson Ltd., (United Kingdom),
1,830	6.125%, 08/15/16	1,427
900	7.875%, 09/27/10	891
		5,013
	Containers & Packaging — 1.0%
460	Ball Corp., 7.375%, 09/01/19	459
355	BWAY Corp., 10.000%, 04/15/14 (e)	368
530	Crown Americas LLC/Crown Americas Capital Corp., 7.750%, 11/15/15	525
95	Crown Americas LLC/Crown Americas Capital Corp. II, 7.625%, 05/15/17 (e)	94
	Graham Packaging Co. LP/GPC Capital Corp. I,
525	8.500%, 10/15/12	525
965	9.875%, 10/15/14	960
75	Greif, Inc., 7.750%, 08/01/19 (e)	73
1,460	Norampac Industries, Inc., (Canada), 6.750%, 06/01/13	1,358
485	Owens Brockway Glass Container, Inc., 7.375%, 05/15/16 (e)	483
1,750	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	1,671
	Smurfit-Stone Container Enterprises, Inc.,
3,410	8.000%, 03/15/17 (d)	2,114
815	8.375%, 07/01/12 (d)	512
	Solo Cup Co.,
5,271	8.500%, 02/15/14	4,836
310	10.500%, 11/01/13 (e)	326
		14,304
	Metals & Mining — 0.9%
1,750	AK Steel Corp., 7.750%, 06/15/12	1,748
4,250	ArcelorMittal, (Luxembourg), 9.850%, 06/01/19	4,854
155	Arch Coal, Inc., 8.750%, 08/01/16 (e)	155
1,405	Arch Western Finance LLC, 6.750%, 07/01/13	1,342
1,408	CII Carbon LLC, 11.125%, 11/15/15 (e)	1,299
1,450	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	1,559
	Freeport-McMoRan Copper & Gold, Inc.,
20	8.250%, 04/01/15	21
835	8.375%, 04/01/17	870
52	Noranda Aluminum Acquisition Corp., PIK, 5.413%, 05/15/15	32
410	Vedanta Resources plc, (United Kingdom), 9.500%, 07/18/18 (e)	385
		12,265
	Paper & Forest Products — 1.1%
3,502	Abitibi-Consolidated Co. of Canada, (Canada), 13.750%, 04/01/11 (d) (e)	3,327
1,528	Cascades, Inc., (Canada), 7.250%, 02/15/13	1,440
225	Clearwater Paper Corp., 10.625%, 06/15/16 (e)	241
	Georgia-Pacific LLC,
450	7.000%, 01/15/15 (e)	433
605	7.125%, 01/15/17 (e)	581
515	8.125%, 05/15/11	529
1,210	8.250%, 05/01/16 (e)	1,222

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   31

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Paper & Forest Products — Continued
180	Glatfelter, 7.125%, 05/01/16	169
250	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	157
3,800	MeadWestvaco Corp., 7.375%, 09/01/19	3,863
919	NewPage Corp., 10.000%, 05/01/12	499
2,250	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	2,306
		14,767
	Total Materials	55,953
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 0.9%
	Frontier Communications Corp.,
165	6.250%, 01/15/13	156
325	6.625%, 03/15/15	301
4,744	Level 3 Financing, Inc., 9.250%, 11/01/14	3,914
1,000	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	1,015
	PAETEC Holding Corp.,
1,230	8.875%, 06/30/17 (e)	1,172
545	9.500%, 07/15/15	470
	Qwest Communications International, Inc.,
300	7.250%, 02/15/11	298
745	7.500%, 02/15/14	719
	Qwest Corp.,
150	7.500%, 10/01/14	149
1,045	8.875%, 03/15/12	1,076
	SBA Telecommunications, Inc.,
170	8.000%, 08/15/16 (e)	169
170	8.250%, 08/15/19 (e)	171
	Wind Acquisition Finance S.A., (Luxembourg),
600	10.750%, 12/01/15 (e)	645
1,440	11.750%, 07/15/17 (e)	1,562
1,125	Windstream Corp., 8.625%, 08/01/16	1,129
		12,946
	Wireless Telecommunication Services — 1.0%
860	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	869
	Cricket Communications, Inc.,
1,745	9.375%, 11/01/14	1,644
315	10.000%, 07/15/15	305
625	Crown Castle International Corp., 9.000%, 01/15/15	650
	Digicel Group Ltd., (Bermuda),
400	8.875%, 01/15/15 (e)	357
645	12.000%, 04/11/14 (e)	684
180	Digicel Ltd., (Bermuda), 9.250%, 09/01/12 (e)	180
101	iPCS, Inc., PIK, 3.733%, 05/01/14	73
1,815	MetroPCS Wireless, Inc., 9.250%, 11/01/14	1,781
2,750	Nextel Communications, Inc., 7.375%, 08/01/15	2,348
770	NII Capital Corp., 10.000%, 08/15/16 (e)	762
4,795	Sprint Capital Corp., 6.900%, 05/01/19	4,028
		13,681
	Total Telecommunication Services	26,627
	Utilities — 1.1%
	Electric Utilities — 0.2%
375	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	373
490	Edison Mission Energy, 7.000%, 05/15/17	374
1,700	FirstEnergy Solutions Corp., 6.800%, 08/15/39 (e)	1,737
		2,484
	Gas Utilities — 0.3%
3,600	AGL Capital Corp., 5.250%, 08/15/19	3,629
655	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	622
		4,251
	Independent Power Producers & Energy Traders — 0.5%
	AES Corp. (The),
90	8.000%, 10/15/17	86
1,585	9.750%, 04/15/16 (e)	1,649
725	Dynegy Holdings, Inc., 7.500%, 06/01/15	587
	Energy Future Holdings Corp.,
1,755	10.875%, 11/01/17	1,255
42	PIK, 11.250%, 11/01/17	26
	NRG Energy, Inc.,
2,125	7.375%, 02/01/16	2,032
915	7.375%, 01/15/17	871
545	RRI Energy, Inc., 6.750%, 12/15/14	545
		7,051
	Multi-Utilities — 0.1%
965	Mirant North America LLC, 7.375%, 12/31/13	926
	Total Utilities	14,712
	Total Corporate Bonds (Cost $446,399)	493,126
Loan Participations & Assignments — 6.7%
	Consumer Discretionary — 3.1%
	Automobiles — 0.4%
	Ford Motor Co., Term Loan B,
219	3.280%, 12/15/13	190

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Automobiles — Continued
6,154	3.510%, 12/15/13	5,330
		5,520
	Broadcasting & Cable TV — 0.0% (g)
202	Mission Broadcasting, Inc., Term Loan B, 2.348%, 10/01/12	170
190	Nexstar Broadcasting, Inc., Term Loan B, 2.238%, 10/01/12	160
		330
	Gaming — 0.3%
	Venetian Macau, Delayed Draw Project Term Loan,
863	2.850%, 05/05/13	791
122	2.850%, 05/05/13	112
235	Venetian Macau, Incremental Term Loan, 2.850%, 05/25/13	215
2,271	Venetian Macau, Term B Funded Project Loan, 2.850%, 05/25/13	2,080
		3,198
	Hotels, Restaurants & Leisure — 0.8%
	CCM Merger, Inc., Term Loan B,
4,773	8.500%, 07/21/12	4,463
983	8.500%, 07/21/12	919
468	8.500%, 07/21/12	438
667	Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14 (d)	213
1,333	Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14 (d)	260
3,443	Harrah’s Operating Co., Inc., Term B-2 Loan, 3.504%, 01/28/15	2,779
	Harrah’s Operating Co., Inc., Term B-3 Loan,
668	3.504%, 01/28/15	538
14	3.598%, 01/28/15	11
2,000	MGM Mirage, Term Loan, 4.633%, 10/03/11	1,694
		11,315
	Media — 1.3%
3,000	CCO Holdings LLC, 3rd Lien Term Loan, 6.750%, 09/06/14	2,527
4,000	Clear Channel Communications, Inc., Term Loan B, 3.854%, 01/29/16	2,781
688	Dex Media West, Term Loan B, 7.000%, 10/24/14	590
452	High Plains Broadcasting Operating Co. LLC, Term Loan, 7.250%, 09/14/16	317
2,799	Idearc, Inc., Term Loan, 6.250%, 11/17/14	1,260
5,500	Idearc, Inc., Term Loan B, 3.220%, 11/17/14 (d)	2,477
	Newport Television LLC, Term Loan,
5,917	7.250%, 09/14/16	4,142
241	7.250%, 09/14/16	169
2,133	8.000%, 09/14/16	1,493
	Univision Communications, Inc., 1st Lien Term Loan,
3,000	2.511%, 09/20/14	2,344
500	2.511%, 09/20/14	391
		18,491
	Multiline Retail — 0.1%
	Neiman Marcus Group, Inc., Term Loan,
385	2.304%, 04/26/13	317
615	2.629%, 04/26/13	507
		824
	Specialty Retail — 0.2%
1,987	Burlington Coat Factory, Term Loan B, 2.630%, 05/28/13	1,729
	Claire’s Stores, Term Loan B,
842	3.035%, 05/29/14	559
371	3.348%, 05/29/14	246
		2,534
	Total Consumer Discretionary	42,212
	Consumer Staples — 0.4%
	Food & Staples Retailing — 0.0% (g)
260	Rite Aid Corp., Tranche 4 Term Loan, 9.500%, 06/01/15	268

	Household Products — 0.4%
98	Spectrum Brands, Inc., Letter of Credit, 6.250%, 03/30/13 (d)	91
	Spectrum Brands, Inc., Term Loan B,
4,373	5.398%, 03/30/13 (d)	4,086
500	6.250%, 03/30/13 (d)	467
		4,644
	Total Consumer Staples	4,912
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
1	ATP Oil & Gas Corp., Term B-1 Loan, 8.500%, 07/15/14	1
37	ATP Oil & Gas Corp., Term B-2 Loan, 9.000%, 01/15/11	31
569	ATP Oil & Gas, Term B-1 Loan, 8.500%, 07/15/14	472
112	ATP Oil & Gas, Term B-2 Loan, 9.000%, 01/15/11	93

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   33

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Oil, Gas & Consumable Fuels — Continued
1,241	Western Refining, Inc., Term Loan, 8.250%, 05/30/14	1,215
	Total Energy	1,812
	Financials — 0.9%
	Capital Markets — 0.1%
535	Nuveen Investments, Inc., 2nd Lien Term Loan, 12.500%, 07/21/15	505
	Nuveen Investments, Inc., Term Loan B,
423	3.488%, 11/07/14	343
122	3.504%, 11/07/14	99
306	3.504%, 11/07/14	248
		1,195
	Diversified Financial Services — 0.8%
3,045	Capmark Financial Group, 1st Lien Term Loan, 2.929%, 03/23/11	2,259
7,750	CIT Group, Inc., Term Loan, 10.279%, 01/20/12	8,081
		10,340
	Real Estate Management & Development — 0.0% (g)
436	Realogy Corp., 3.310%, 10/10/13	333
404	Realogy Corp., Delayed Draw Term Loan B, 3.525%, 10/10/13	308
		641
	Total Financials	12,176
	Industrials — 0.5%
	Commercial Services & Supplies — 0.4%
	ACCO Brands Corp., U.S. Term Loan,
55	7.750%, 08/17/12	52
51	7.750%, 08/17/12	48
53	ACCO Brands Corp., U.S.Term Loan, 7.750%, 08/17/12	50
5,750	Quebecor World, Inc., Exit Term Loan, 6.597%, 07/10/12	5,683
		5,833
	Machinery — 0.1%
800	Dresser, Inc., 2nd Lien Term Loan, 6.039%, 05/04/15	668
	Total Industrials	6,501
	Information Technology — 0.5%
	Electronic Equipment, Instruments & Components — 0.1%
	Aeroflex, Tranche B-1 Term Loan,
30	3.563%, 08/16/14	28
633	3.750%, 08/16/14	575
		603
	IT Services — 0.3%
	First Data Corp., Initial Tranche B-1 Term Loan,
707	3.035%, 09/24/14	590
41	3.035%, 09/24/14	34
	First Data Corp., Initial Tranche B-2 Term Loan,
1,275	3.035%, 09/24/14	1,062
74	3.035%, 09/24/14	61
	First Data Corp., Initial Tranche B-3 Term Loan,
1,774	3.035%, 09/24/14	1,473
1,521	3.035%, 09/24/14	1,268
191	3.035%, 09/24/14	159
		4,647
	Semiconductors & Semiconductor Equipment — 0.1%
874	Freescale Semiconductor, Inc., Incremental Term Loan, 12.500%, 12/15/14	819
957	Sensata Technologies Finance Co. LLC, U.S. Term Loan, (Netherlands), 2.246%, 04/27/13	781
2	Sensata Technologies, U.S. Term Loan, 2.094%, 04/27/13	2
		1,602
	Total Information Technology	6,852
	Materials — 1.0%
	Chemicals — 0.5%
1,990	Cristal Inorganic Chemicals, 1st Lien Term Loan, 2.848%, 05/15/14	1,463
848	INEOS Holdings, B2 Advance Term Loan, (United Kingdom), 7.501%, 12/14/13	651
848	INEOS Holdings, C2 Advance Term Loan, (United Kingdom), 8.001%, 12/14/14	654
617	Lyondell Chemical Co., New Money DIP Term Loan, 13.000%, 12/15/09	640
	Lyondell Chemical Co., Roll-Up DIP Term Loan,
290	5.807%, 12/15/09	270
2,000	5.940%, 12/15/09	1,861
3,000	Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	1,447
		6,986
	Containers & Packaging — 0.2%
967	Smurfit Stone Container Enterprise, DIP Term Loan, 10.000%, 01/28/10	972
1,650	Smurfit Stone Container, Term Loan, 2.820%, 11/01/11	1,566
		2,538
	Diversified Manufacturing — 0.1%
1,492	BOC Edwards, 1st Priority Lien Term Loan, 2.285%, 05/31/14	925

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
	Paper & Forest Products — 0.2%
1,000	Abitibi, Inc., Term Loan, 9.500%, 03/31/11 (d)	779
3,000	New Page Corp., Term Loan, 4.063%, 12/21/14	2,774
		3,553
	Total Materials	14,002
	Utilities — 0.2%
	Independent Power Producers & Energy Traders — 0.2%
1,990	Calpine Corp., 1st Priority Lien Term Loan, 3.475%, 03/29/14	1,827
	TXU, Initial Tranche B-2 Term Loan,
12	3.785%, 10/10/14	10
1,586	3.802%, 10/10/14	1,203
	Total Utilities	3,040
	Total Loan Participations & Assignments (Cost 82,137)	91,507

SHARES	SECURITY DESCRIPTION	VALUE
Investment Companies — 1.0%
216	Advent Claymore Global Convertible Securities & Income Fund	1,552
137	Dreyfus High Yield Strategies Fund	449
52	First Trust/Four Corners Senior Floating Rate Income Fund	571
452	ING Prime Rate Trust	2,114
619	Nuveen Multi-Strategy Income and Growth Fund 2	4,162
54	ProShares UltraShort Real Estate (a)	619
72	SPDR Barclays Capital High Yield Bond ETF	2,645
323	Van Kampen Senior Income Trust	1,118
	Total Investment Companies (Cost $9,846)	13,230

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Mortgage Pass-Through Security — 0.1%
900	Federal National Mortgage Association, 30 Year, Single Family, TBA, 4.500%, 09/25/39 (Cost $888)	905
U.S. Treasury Obligations — 4.6%
19,780	U.S. Treasury Bond, 4.500%, 08/15/39	20,846
40,910	U.S. Treasury Note, 3.625%, 08/15/19	41,677
	Total U.S. Treasury Obligations (Cost $62,009)	62,523

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.1%
	Call Option Purchased — 0.0% (g)
987	90 Day Eurodollar Futures, Expiring 12/14/09 $99.50, American Style (r) (Cost $102)	327
	Put Options Purchased — 0.1%
518	1 Year Eurodollar Mid-Curve Futures, Expiring 09/11/09 $98.00, American Style (r)	13

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Payer Options Purchased on Interest Rate Swaps:
13,000	Expiring 03/25/10. If exercised the Fund pays semi-annually 4.250% and receives quarterly floating 3 month LIBOR terminating 03/29/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	334
15,000	Expiring 06/30/10. If exercised the Fund pays semi-annually 4.698% and receives quarterly floating 3 month LIBOR terminating 07/02/20, European Style. Counterparty: Royal Bank of Scotland (r)	352
7,500	Expiring 07/12/10. If exercised the Fund pays semi-annually 4.389% and receives quarterly floating 3 month LIBOR terminating 03/29/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	242
	Total Put Options Purchased (Cost $994)	941
	Total Options Purchased (Cost $1,096)	1,268

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — 47.4%
	U.S. Treasury Obligation — 0.4%
5,115	U.S. Treasury Bill, 0.163% 10/15/09 (k) (n) (Cost $5,114)	5,114

SHARES	SECURITY DESCRIPTION	VALUE
	Investment Company — 47.0%
643,021	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.270% (b) (l) (m) (Cost $643,021)	643,021
	Total Short-Term Investments (Cost $648,135)	648,135
	Total Investments — 106.3% (Cost $1,381,225)	1,453,056
	Liabilities in Excess of Other Assets — (6.3)%	(85,675)
	NET ASSETS — 100.0%	$1,367,381

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   35

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
239	90 Day Eurodollar	10/19/09	$59,523	$135
435	30 Day Federal Funds	10/30/09	180,938	180
330	30 Day Federal Funds	11/30/09	137,246	334
1,229	90 Day Eurodollar	12/14/09	305,836	2,140
535	30 Day Federal Funds	02/26/10	222,293	340
	Short Futures Outstanding
(151)	10 Year U.S. Treasury Note	12/21/09	(17,700)	(149)
(763)	30 Year U.S. Treasury Bond	12/21/09	(91,369)	(752)
(19)	2 Year U.S. Treasury Note	12/31/09	(4,111)	(9)
(435)	30 Day Federal Funds	12/31/09	(180,920)	(278)
(74)	5 Year U.S. Treasury Note	12/31/09	(8,528)	(51)
(782)	90 Day Eurodollar	09/13/10	(192,548)	(173)
				$1,717

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,300,000 GBP	09/17/09	3,724	$3,744	$(20)

OPTIONS WRITTEN
Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$99.63	12/14/09	987	$(117)
1 Year Eurodollar Mid-Curve Futures, American Style	98.63	09/11/09	74	(7)
(Premiums received of $37.)				$(124)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$98.38	12/14/09	987	$(31)
(Premiums received of $76.)

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Payer Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	5.388% semi-annually	07/12/10	07/14/20	$7,500	$(97)
Deutsche Bank AG, New York	5.545% semi-annually	03/25/10	03/29/20	4,360	(26)
Royal Bank of Scotland	5.698% semi-annually	06/30/10	07/02/20	15,000	(138)
(Premiums received of $432.)					$(261)
* European Style
** The Fund would pay quarterly a floating rate based on 3 month LIBOR, if exercised.

Credit Default Swaps—Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Citibank, N.A.:
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	09/20/14	0.720%	$5,000	$(76)	$85
Credit Suisse International:
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/14	0.675	10,000	(174)	109
Anadarko Petroleum Corp., 5.950%, 09/15/16	1.000% quarterly	09/20/14	1.067	3,000	3	11
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.317	4,000	(139)	119
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.322	5,000	(173)	157
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	0.477	3,350	(147)	—
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	0.477	1,650	(81)	—
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	2,000	(133)	(80)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.250	5,000	47	(47)
Deutsche Bank AG, New York:
Aetna, Inc., 6.625%, 06/15/36	1.280% quarterly	03/20/14	0.652	550	(16)	—
FSA Global Funding Ltd., 6.110%, 06/29/15	5.000% quarterly	06/20/14	7.321	2,100	434	(686)
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.317	8,000	(278)	233
Kingdom of Sweden, 3.875%, 12/29/09	1.580% quarterly	03/20/14	0.477	2,500	(128)	—
Kohl’s Corp., 6.250%, 12/15/17	1.000% quarterly	09/20/14	1.095	4,000	10	13
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	4,000	(266)	(36)
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	4,000	(266)	87
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.250	2,500	—	(24)
Republic of Austria, 5.250%, 01/04/11	1.620% quarterly	06/20/14	0.701	7,700	(345)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	03/20/14	0.594	5,000	(417)	—
Sara Lee Corp., 6.125%, 11/01/33	1.000% quarterly	06/20/14	0.305	5,000	(169)	133
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	06/20/14	3.659	4,000	(256)	256
Walt Disney Co. (The), 5.625%, 09/15/16	1.000% quarterly	09/20/14	0.480	5,000	—	133
Royal Bank of Scotland:
Aetna, Inc., 6.625%, 06/15/36	1.220% quarterly	12/20/13	0.639	1,650	(43)	—
Aetna, Inc., 6.625%, 06/15/36	0.950% quarterly	03/20/14	0.652	7,800	(115)	—
FSA Global Funding Ltd., 6.110%, 06/29/15	5.000% quarterly	06/20/14	7.321	1,900	144	(299)
Lowe’s Cos., Inc., 5.400%, 10/15/16	1.000% quarterly	09/20/14	0.710	5,000	(78)	94
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.276	5,000	54	(73)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.276	5,000	54	(83)
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	0.591	1,050	(66)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	0.591	260	(17)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	0.591	160	(11)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	0.591	230	(16)	—
TJX Cos., Inc., 7.450%, 12/15/09	1.000% quarterly	09/20/14	0.375	8,000	(256)	269
					$(2,920)	$371

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   37

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Citibank, N.A.:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227%	$9,800	$2,737	$(2,586)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,510)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,460)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,465)
Credit Suisse International:
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,375)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,325)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	5,000	452	(1,200)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	3,500	316	(796)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	2,500	226	(560)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	1,500	135	(308)
CMBX.NA.AJ.1.1	0.840% monthly	10/12/52	6.974	5,000	1,455	(1,475)
Deutsche Bank AG, New York:
CDX.EM.11.1	5.000% semi-annually	06/20/14	3.209	5,000	(424)	132
CDX.EM.11.1	5.000% semi-annually	06/20/14	3.209	5,000	(424)	239
CDX.NA.HY.12.8	5.000% quarterly	06/20/14	8.360	5,000	512	(549)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	5,700	515	(1,097)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	8,800	2,457	(3,000)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	12,100	3,379	(3,595)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	1,500	419	(277)
CDX.EM.11.1	5.000% semi-annually	06/20/14	3.209	5,000	(424)	(38)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	2,000	1,275	(1,400)
					$18,981	$(23,645)

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Credit Suisse International:
Assured Guaranty U.S. Holdings, Inc., 7.000%, 06/01/34	5.000% quarterly	06/20/14	9.394%	$2,000	$(292)	$1,047
Assured Guaranty U.S. Holdings, Inc., 7.000%, 06/01/34	5.000% quarterly	06/20/14	9.394	2,000	(292)	709
XTO Energy, Inc., 4.900%, 02/01/14	1.000% quarterly	09/20/14	1.200	3,000	(22)	10
Deutsche Bank AG, New York:
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	3.504	4,000	283	(78)
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	3.504	4,000	283	(153)
Prudential Financial, Inc., 4.500%, 07/15/13	5.000% quarterly	06/20/14	3.180	2,000	169	330
Royal Bank of Scotland:
Radian Group, Inc., 5.375%, 06/15/15	5.000% quarterly	09/20/14	18.769	5,000	(1,694)	1,654
					$(1,565)	$3,519

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [5]
Bank of America:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858%	$6,000	$(160)	$175
Citibank, N.A.:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	8,900	(6,357)	6,050
Credit Suisse International:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	5,000	(133)	161
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	5,000	(133)	155
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	10,000	(266)	186
CMBX.NA.AAA.4	0.350% monthly	02/17/51	4.275	5,000	(1,181)	1,175
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	1,500	(1,071)	808
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	8,000	(5,714)	5,800
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	11,000	(7,857)	7,782
					$(22,872)	$22,292

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Citibank, N.A.	3.079% semi-annually	3 month LIBOR quarterly	08/17/14	$99,930	$(1,642)	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   39

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Citibank, N.A. (††)	U.S. Treasury Note, 2.375%, 08/31/14	99.44	09/29/09	$100,985	$—	$—
Credit Suisse International (†)	U.S. Treasury Note, 2.750%, 02/15/19	91.20	09/10/09	30,045	(1,034)	—
Credit Suisse International (††)	U.S. Treasury Bond, 8.750%, 08/15/20	139.15	09/10/09	21,055	1,180	—
					$146	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(†)	If the market price exceeds the price lock at termination, the Fund pays the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund receives the difference between the price lock and market price.

(††)	If the market price exceeds the price lock at termination, the Fund receives the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund pays the difference between the price lock and market price.

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 6.7%
6,097	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35 (m)	4,843
	Countrywide Asset-Backed Certificates,
1,094	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34 (m)	554
10	Series 2004-1, Class 3A, VAR, 0.546%, 04/25/34 (m)	7
730	Series 2004-1, Class M1, VAR, 0.766%, 03/25/34 (m)	573
600	Series 2004-1, Class M2, VAR, 0.816%, 03/25/34 (m)	443
90	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35 (m)	88
1,503	Series 2005-4, Class AF3, VAR, 4.456%, 10/25/35	1,393
2,226	Series 2006-3, Class 2A2, VAR, 0.446%, 06/25/36 (m)	1,713
7,620	Series 2006-11, Class 1AF2, VAR, 6.017%, 09/25/46 (m)	5,808
	Countrywide Home Equity Loan Trust,
122	Series 2004-I, Class A, VAR, 0.563%, 02/15/34 (m)	52
148	Series 2004-K, Class 2A, VAR, 0.573%, 02/15/34 (m)	58
2,800	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A2, VAR, 0.456%, 03/25/36	1,911
1,168	Granite Master Issuer plc, (United Kingdom), Series 2006-2, Class A4, VAR, 0.313%, 12/20/54	944
7,620	GSAA Trust, Series 2006-11, Class 2A2, VAR, 0.426%, 07/25/36	2,635
169	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.526%, 11/25/35	159
4,802	Home Equity Asset Trust, Series 2006-3, Class 2A3, VAR, 0.446%, 07/25/36	3,693
	Long Beach Mortgage Loan Trust,
1,120	Series 2004-1, Class M1, VAR, 0.766%, 02/25/34	722
750	Series 2004-1, Class M2, VAR, 0.816%, 02/25/34	479
4,220	Series 2004-3, Class M1, VAR, 0.836%, 07/25/34	2,969
6,794	Series 2006-2, Class 2A3, VAR, 0.456%, 03/25/46	2,819
740	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.716%, 03/25/35	425
224	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.106%, 02/25/33	152
1,460	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.610%, 06/15/15	1,630
	RESI Finance LP, (Cayman Islands),
3,078	Series 2003-C, Class B3, VAR, 1.676%, 09/10/35 (e)	1,265
660	Series 2003-D, Class B3, VAR, 1.576%, 12/10/35 (e)	275
	Residential Asset Mortgage Products, Inc.,
1,715	Series 2006-EFC1, Class A2, VAR, 0.466%, 02/25/36	1,512
607	Series 2006-RS1, Class AI2, VAR, 0.496%, 01/25/36	342
4,719	Residential Asset Securities Corp., Series 2006-KS2, Class A3, VAR, 0.456%, 03/25/36	3,866
932	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, VAR, 0.446%, 12/25/35	855
	Wachovia Asset Securitization, Inc.,
243	Series 2002-HE2, Class A, VAR, 0.696%, 12/25/32	140
153	Series 2003-HE3, Class A, VAR, 0.516%, 11/25/33	77
	Total Asset-Backed Securities (Cost $50,299)	42,402
Collateralized Mortgage Obligations — 11.6%
	Agency CMO — 1.3%
	Federal Home Loan Mortgage Corp. REMICS,
3,825	Series 2701, Class ST, IF, IO, 6.727%, 08/15/21	245
2,369	Series 2779, Class SM, IF, IO, 6.877%, 10/15/18	204
2,290	Series 2861, Class GS, IF, IO, 6.927%, 01/15/21	36
508	Series 2891, Class LI, IO, 5.000%, 06/15/24	3
1,571	Series 2931, Class GA, 5.000%, 11/15/28	1,633
996	Series 2971, Class PI, IO, 5.500%, 03/15/26	25
3,050	Series 2975, Class SJ, IF, IO, 6.377%, 05/15/35	314
262	Series 2980, Class QB, 6.500%, 05/15/35	282
2,115	Series 3149, Class IU, IO, 6.000%, 09/15/25	41
4,730	Series 3370, Class SH, IF, IO, 6.177%, 10/15/37	505
	Federal National Mortgage Association REMICS,
4,841	Series 2004-17, Class DS, IF, IO, 6.884%, 11/25/32	549
1,253	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	76
9,737	Series 2007-109, Class GI, IF, IO, 5.804%, 12/25/37	1,129
19,118	Series 2008-61, Class S, IF, IO, 5.834%, 07/25/38	1,938

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   41

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
	Federal National Mortgage Association Whole Loan,
72	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	75
953	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	978
		8,033
	Non-Agency CMO — 10.3%
	Adjustable Rate Mortgage Trust,
105	Series 2005-4, Class 7A2, VAR, 0.496%, 08/25/35 (m)	61
507	Series 2005-5, Class 6A21, VAR, 0.496%, 09/25/35 (m)	270
2,766	Banc of America Funding Corp., Series 2005-6, Class 2A8, 5.500%, 10/25/35 (m)	2,125
966	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.500%, 09/25/35 (m)	954
2,199	Citigroup Mortgage Loan Trust, Inc., Series 2007-12, Class 2A1, 6.500%, 10/25/36 (e) (m)	1,519
11,955	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.000%, 11/25/36 (m)	7,579
	Countrywide Alternative Loan Trust,
1,856	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35 (m)	1,526
9,823	Series 2005-J14, Class A3, 5.500%, 12/25/35 (m)	7,765
5,277	Series 2005-J3, Class 3A1, 6.500%, 09/25/34 (m)	4,324
8,340	Series 2006-24CB, Class A1, 6.000%, 06/25/36 (m)	6,637
2,111	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-10, Class 1A10, 5.850%, 05/25/36 (m)	1,914
2,938	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.250%, 10/25/32 (m)	2,867
	CS First Boston Mortgage Securities Corp.,
201	Series 2003-29, Class 7A1, 6.500%, 12/25/33 (m)	175
318	Series 2004-5, Class 1A8, 6.000%, 09/25/34 (m)	319
2,892	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AR1, Class 1A2, VAR, 0.476%, 02/25/36 (m)	1,956
2,503	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.500%, 11/25/35	2,467
	Harborview Mortgage Loan Trust,
1,709	Series 2005-3, Class 2A1A, VAR, 0.519%, 06/19/35	883
2,449	Series 2005-13, Class 2A11, VAR, 0.559%, 02/19/36	1,302
1,023	Series 2006-8, Class 2A1A, VAR, 0.459%, 08/21/36	499
6,228	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 09/25/37	4,792
477	Lehman XS Trust, Series 2005-7N, Class 1A1A, VAR, 0.536%, 12/25/35	271
2,765	Residential Accredit Loans, Inc., Series 2006-QS11, Class 1A1, 6.500%, 08/25/36	2,328
3,455	Residential Funding Mortgage Securities I, Series 2005-S7, Class A5, 5.500%, 11/25/35	3,270
483	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, VAR, 0.496%, 05/25/45	251
	WaMu Mortgage Pass-Through Certificates,
555	Series 2005-AR15, Class A1A1, VAR, 0.526%, 11/25/45	320
324	Series 2005-AR17, Class A1A1, VAR, 0.536%, 12/25/45	190
315	Series 2005-AR2, Class 2A21, VAR, 0.596%, 01/25/45	188
492	Series 2005-AR9, Class A1A, VAR, 0.586%, 07/25/45	295
336	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 1A, VAR, 0.456%, 07/25/46	166
	Wells Fargo Mortgage Backed Securities Trust,
299	Series 2003-2, Class A6, 5.250%, 02/25/18	298
7,025	Series 2003-M, Class A1, VAR, 4.693%, 12/25/33	6,643
319	Series 2004-F, Class A8, VAR, 4.725%, 06/25/34	306
1,198	Series 2006-AR3, Class A1, VAR, 5.713%, 03/25/36	863
		65,323
	Total Collateralized Mortgage Obligations (Cost $75,496)	73,356
Commercial Mortgage-Backed Securities — 2.4%
	Bear Stearns Commercial Mortgage Securities,
2,570	Series 2005-PWR9, Class A4A, 4.871%, 09/11/42 (m)	2,394
2,290	Series 2005-T18, Class A4, VAR, 4.933%, 02/13/42 (m)	2,185
1,390	Series 2005-T20, Class A4A, VAR, 5.298%, 10/12/42 (m)	1,381

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — Continued
2,980	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VAR, 4.799%, 08/10/42	2,713
	LB-UBS Commercial Mortgage Trust,
1,200	Series 2006-C1, Class A4, 5.156%, 02/15/31	1,080
2,240	Series 2006-C4, Class A4, VAR, 5.882%, 06/15/38	2,093
1,240	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, VAR, 0.393%, 09/15/21 (e)	807
1,440	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.840%, 05/12/39	1,352
970	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	995
200	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	195
	Total Commercial Mortgage-Backed Securities (Cost $15,600)	15,195
Corporate Bonds — 40.2%
	Consumer Discretionary — 5.3%
	Auto Components — 0.2%
455	Goodyear Tire & Rubber Co. (The), 9.000%, 07/01/15	462
	TRW Automotive, Inc.,
800	7.000%, 03/15/14 (e)	696
460	7.250%, 03/15/17 (e)	386
		1,544
	Diversified Consumer Services — 0.1%
630	Service Corp. International, 7.375%, 10/01/14	617
	Hotels, Restaurants & Leisure — 0.8%
855	Host Hotels & Resorts LP, 6.375%, 03/15/15	802
185	McDonald’s Corp., 6.300%, 10/15/37	215
	MGM Mirage,
930	5.875%, 02/27/14	669
830	6.750%, 04/01/13	631
	Royal Caribbean Cruises Ltd., (Liberia),
560	6.875%, 12/01/13	485
25	7.250%, 06/15/16	20
	Starwood Hotels & Resorts Worldwide, Inc.,
480	6.750%, 05/15/18	434
130	7.875%, 05/01/12	131
990	Vail Resorts, Inc., 6.750%, 02/15/14	950
685	Yum! Brands, Inc., 6.875%, 11/15/37	743
		5,080
	Household Durables — 0.4%
150	ALH Finance LLC/ALH Finance Corp., 8.500%, 01/15/13 (m)	139
150	Ames True Temper, Inc., VAR, 4.509%, 01/15/12 (m)	132
110	Beazer Homes USA, Inc., 6.500%, 11/15/13 (m)	70
1,190	Sealy Mattress Co., 8.250%, 06/15/14	1,053
600	Simmons Bedding Co., 7.875%, 01/15/14 (d)	516
1,290	Simmons Co., SUB, 10.000%, 12/15/14	400
		2,310
	Leisure Equipment & Products — 0.1%
550	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	446
	Media — 3.2%
1,010	CBS Corp., 8.875%, 05/15/19 (m)	1,086
710	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (d)	717
485	Charter Communications Holdings LLC, 8.000%, 04/30/12 (e) (m)	489
725	Comcast Corp., 6.950%, 08/15/37 (m)	820
50	CSC Holdings, Inc., 8.625%, 02/15/19 (e) (m)	50
2,360	Dex Media West LLC/Dex Media West Finance Co., 9.875%, 08/15/13 (d)	496
1,890	DirecTV Holdings LLC/DirecTV Financing Co., 6.375%, 06/15/15 (m)	1,914
	DISH DBS Corp.,
1,880	7.125%, 02/01/16 (m)	1,805
200	7.750%, 05/31/15 (m)	196
	Intelsat Jackson Holdings Ltd., (Bermuda),
465	9.500%, 06/15/16	478
280	11.250%, 06/15/16	292
75	Intelsat Subsidiary Holding Co. Ltd., (Bermuda), 8.875%, 01/15/15 (e)	75
1,000	News America, Inc., 6.900%, 08/15/39 (e)	1,052
1,585	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	1,494
1,265	Thomson Reuters Corp., (Canada), 6.500%, 07/15/18	1,419
	Time Warner Cable, Inc.,
1,000	6.550%, 05/01/37	1,052
550	7.300%, 07/01/38	622
770	7.500%, 04/01/14	884
2,230	Time Warner, Inc., VAR, 0.684%, 11/13/09 (m)	2,230
1,045	Viacom, Inc., 6.250%, 04/30/16	1,121
435	Videotron Ltee, (Canada), 6.875%, 01/15/14	416

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   43

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Media — Continued
1,765	WPP Finance, (United Kingdom), 8.000%, 09/15/14	1,933
		20,641
	Multiline Retail — 0.2%
871	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	649
500	Target Corp., 6.500%, 10/15/37	544
		1,193
	Specialty Retail — 0.1%
375	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	387
	Textiles, Apparel & Luxury Goods — 0.2%
1,200	Hanesbrands, Inc., VAR, 4.593%, 12/15/14	1,029
	Total Consumer Discretionary	33,247
	Consumer Staples — 2.9%
	Beverages — 1.1%
	Anheuser-Busch InBev Worldwide, Inc.,
1,365	6.875%, 11/15/19 (e) (m)	1,527
1,300	7.200%, 01/15/14 (e) (m)	1,460
2,185	Coca-Cola Enterprises, Inc., 7.375%, 03/03/14 (m)	2,560
1,520	Constellation Brands, Inc., 7.250%, 09/01/16 (m)	1,471
		7,018
	Food & Staples Retailing — 0.7%
1,630	CVS Pass-Through Trust, 6.036%, 12/10/28 (m)	1,538
1,930	CVS/Caremark Corp., VAR, 0.968%, 06/01/10 (m)	1,926
740	Wal-Mart Stores, Inc., 5.250%, 09/01/35	735
		4,199
	Food Products — 0.1%
1,005	Del Monte Corp., 6.750%, 02/15/15 (m)	975
	Household Products — 0.4%
220	Central Garden and Pet Co., 9.125%, 02/01/13 (m)	221
1,220	Jarden Corp., 7.500%, 05/01/17	1,174
	Visant Holding Corp.,
630	8.750%, 12/01/13	637
410	SUB, 10.250%, 12/01/13	414
		2,446
	Tobacco — 0.6%
2,415	Altria Group, Inc., 9.700%, 11/10/18 (m)	2,954
730	Philip Morris International, Inc., 6.375%, 05/16/38	830
		3,784
	Total Consumer Staples	18,422
	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
	Anadarko Petroleum Corp.,
970	6.450%, 09/15/36 (m)	960
2,000	8.700%, 03/15/19 (m)	2,356
585	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38 (m)	613
	Chesapeake Energy Corp.,
530	6.500%, 08/15/17 (m)	468
610	7.000%, 08/15/14 (m)	579
750	Denbury Resources, Inc., 7.500%, 12/15/15 (m)	731
200	El Paso Corp., 8.250%, 02/15/16 (m)	202
260	Forest Oil Corp., 7.250%, 06/15/19	244
1,065	Hess Corp., 8.125%, 02/15/19	1,260
290	Newfield Exploration Co., 6.625%, 04/15/16	277
1,315	ONEOK Partners LP, 5.900%, 04/01/12	1,386
	PetroHawk Energy Corp.,
110	7.875%, 06/01/15	107
300	9.125%, 07/15/13	304
740	Plains All American Pipelines LP, 6.500%, 05/01/18	783
230	Quicksilver Resources, Inc., 8.250%, 08/01/15	216
515	Tesoro Corp., 6.625%, 11/01/15	461
1,275	XTO Energy, Inc., 5.750%, 12/15/13	1,376
	Total Energy	12,323
	Financials — 16.4%
	Capital Markets — 2.7%
1,660	Credit Suisse/Guernsey, (Switzerland), VAR, 1.130%, 05/15/17 (m) (x)	921
	Goldman Sachs Group, Inc. (The),
1,610	6.000%, 05/01/14	1,736
1,945	6.750%, 10/01/37	1,947
175	7.500%, 02/15/19	202
3,795	Lehman Brothers Holdings Capital Trust VII, 0.000%, 05/31/12 (d) (i) (x)	—	(h)
	Lehman Brothers Holdings, Inc.,
1,350	0.000%, 08/21/09 (d)	233
850	0.000%, 05/25/10 (d)	146
	Macquarie Group Ltd., (Australia),
1,035	7.300%, 08/01/14 (e)	1,076
1,255	7.625%, 08/13/19 (e)	1,284

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Capital Markets — Continued
	Merrill Lynch & Co., Inc.,
175	6.050%, 08/15/12	182
1,240	VAR, 0.683%, 11/01/11	1,187
	Morgan Stanley,
990	5.625%, 01/09/12	1,045
2,225	6.000%, 05/13/14	2,359
1,380	VAR, 0.568%, 05/07/10 (m)	1,373
770	VAR, 2.550%, 05/14/10 (m)	777
2,500	UBS AG, (Switzerland), 5.875%, 12/20/17	2,477
		16,945
	Commercial Banks — 3.0%
	Barclays Bank plc, (United Kingdom),
1,360	6.050%, 12/04/17 (e) (m)	1,342
940	6.750%, 05/22/19 (m)	1,030
	Credit Suisse, (Switzerland),
2,410	5.000%, 05/15/13 (m)	2,559
585	5.300%, 08/13/19 (m)	592
830	Glitnir Banki HF, (Iceland)10/15/08 (d) (e) (i)	164
675	HSBC Bank USA N.A., 7.000%, 01/15/39	770
1,670	Royal Bank of Scotland plc (The), (United Kingdom), 4.875%, 08/25/14 (e)	1,673
1,000	Standard Chartered Bank, (United Kingdom), 6.400%, 09/26/17 (e)	972
1,940	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	2,062
GBP 2,400	SunTrust Bank, VAR, 1.349%, 06/22/12	3,487
3,025	Svenska Handelsbanken AB, (Sweden), 4.875%, 06/10/14 (e)	3,167
1,325	Westpac Banking Corp., (Australia), 4.200%, 02/27/15	1,333
		19,151
	Consumer Finance — 1.6%
3,735	American Express Credit Corp., 5.125%, 08/25/14 (m)	3,780
3,500	American Honda Finance Corp., VAR, 0.872%, 02/05/10 (e) (m)	3,496
1,935	Ford Motor Credit Co. LLC, 7.800%, 06/01/12	1,790
	GMAC, Inc.,
750	6.625%, 05/15/12 (e)	660
642	6.875%, 08/28/12 (e)	558
		10,284
	Diversified Financial Services — 3.3%
	Bank of America Corp.,
3,840	5.650%, 05/01/18 (m)	3,713
1,075	6.500%, 08/01/16 (m)	1,108
1,365	7.375%, 05/15/14 (m)	1,496
980	Capital One Bank USA N.A., 8.800%, 07/15/19 (m)	1,050
1,500	Capital One Capital V, 10.250%, 08/15/39 (m)	1,525
955	Capital One Financial Corp., 6.750%, 09/15/17 (m)	959
	Citigroup, Inc.,
4,000	6.000%, 08/15/17 (m)	3,760
760	8.125%, 07/15/39 (m)	781
	General Electric Capital Corp.,
1,145	5.875%, 01/14/38	1,017
5,700	VAR, 0.510%, 08/15/11	5,545
		20,954
	FDIC Guaranteed Securities (˜) — 1.6%
3,335	Bank of America Corp., 3.125%, 06/15/12 (m)	3,464
3,335	Citigroup, Inc., 2.875%, 12/09/11 (m)	3,442
3,300	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	3,441
		10,347
	Insurance — 3.7%
1,445	ACE INA Holdings, Inc., 5.600%, 05/15/15 (m)	1,547
2,000	Genworth Life Institutional Funding Trust, 5.875%, 05/03/13 (e)	1,877
	Metropolitan Life Global Funding I,
1,450	5.125%, 04/10/13 (e)	1,492
1,500	5.125%, 06/10/14 (e)	1,563
2,210	Nationwide Life Global Funding I, VAR, 0.587%, 10/09/09 (e) (m)	2,206
705	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	748
	Pricoa Global Funding I,
3,805	5.400%, 10/18/12 (e)	3,993
2,500	VAR, 0.734%, 06/26/12 (e)	2,331
1,150	Principal Financial Group, Inc., 8.875%, 05/15/19	1,316
2,210	StanCorp Financial Group, Inc., VAR, 6.900%, 06/01/67	1,261
6,000	Xlliac Global Funding, VAR, 0.764%, 08/10/10 (e) (m)	5,227
		23,561
	Real Estate Investment Trusts (REITs) — 0.5%
1,115	Camden Property Trust, 5.700%, 05/15/17 (m)	1,029
610	ERP Operating LP, 5.200%, 04/01/13 (m)	618
1,315	Simon Property Group LP, 6.750%, 05/15/14	1,409
		3,056
	Total Financials	104,298

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   45

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Health Care — 2.1%
	Health Care Equipment & Supplies — 0.5%
2,000	Biomet, Inc., PIK, 10.375%, 10/15/17 (m)	2,085
910	Cooper Cos., Inc. (The), 7.125%, 02/15/15 (m)	857
320	DJO Finance LLC/DJO Finance Corp., 10.875%, 11/15/14 (m)	307
		3,249
	Health Care Providers & Services — 1.3%
1,825	CHS/Community Health Systems, Inc., 8.875%, 07/15/15 (m)	1,832
3,024	HCA, Inc., PIK, 9.625%, 11/15/16	3,054
900	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	996
350	United Surgical Partners International, Inc., PIK, 9.250%, 05/01/17	310
2,000	UnitedHealth Group, Inc., VAR, 0.789%, 06/21/10 (m)	1,983
		8,175
	Pharmaceuticals — 0.3%
1,570	Pfizer, Inc., 6.200%, 03/15/19	1,775
	Total Health Care	13,199
	Industrials — 1.8%
	Aerospace & Defense — 0.4%
1,590	ITT Corp., 6.125%, 05/01/19	1,704
970	L-3 Communications Corp., 5.875%, 01/15/15	907
		2,611
	Commercial Services & Supplies — 0.4%
1,025	ACCO Brands Corp., 7.625%, 08/15/15 (m)	763
495	Allied Waste North America, Inc., 7.375%, 04/15/14 (m)	516
230	Corrections Corp. of America, 6.250%, 03/15/13 (m)	225
1,260	Iron Mountain, Inc., 6.625%, 01/01/16	1,191
		2,695
	Environmental Services — 0.3%
1,690	Republic Services, Inc., 5.500%, 09/15/19 (e) (w)	1,678
	Industrial Machinery — 0.1%
395	Baldor Electric Co., 8.625%, 02/15/17 (m)	393
462	RBS Global, Inc./Rexnord LLC, 9.500%, 08/01/14 (e)	425
		818
	Machinery — 0.2%
1,550	Terex Corp., 8.000%, 11/15/17	1,314
200	Titan International, Inc., 8.000%, 01/15/12	192
		1,506
	Road & Rail — 0.4%
200	Ashtead Capital, Inc., 9.000%, 08/15/16 (e) (m)	176
1,085	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19 (m)	1,239
530	Hertz Corp. (The), 8.875%, 01/01/14	508
530	RSC Equipment Rental, Inc., 9.500%, 12/01/14	474
		2,397
	Total Industrials	11,705
	Information Technology — 0.6%
	Electronic Equipment, Instruments & Components — 0.0% (g)
150	Flextronics International Ltd., (Singapore), 6.250%, 11/15/14	138
157	NXP BV/Funding LLC, (Netherlands), 10.000%, 07/15/13 (e)	143
		281
	IT Services — 0.3%
450	First Data Corp., 9.875%, 09/24/15	385
1,400	SunGard Data Systems, Inc., 10.250%, 08/15/15	1,386
		1,771
	Semiconductors & Semiconductor Equipment — 0.1%
441	Freescale Semiconductor, Inc., PIK, 9.125%, 12/15/14	255
340	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	291
		546
	Software — 0.2%
215	Open Solutions, Inc., 9.750%, 02/01/15 (e)	141
710	Oracle Corp., 6.125%, 07/08/39	797
		938
	Total Information Technology	3,536
	Materials — 1.5%
	Chemicals — 0.4%
435	Dow Chemical Co. (The), 8.550%, 05/15/19 (m)	474
720	Ineos Group Holdings plc, (United Kingdom), 8.500%, 02/15/16 (e)	331
1,310	PolyOne Corp., 8.875%, 05/01/12	1,284
610	Terra Capital, Inc., 7.000%, 02/01/17	575
		2,664
	Containers & Packaging — 0.1%
300	Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	298

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	Containers & Packaging — Continued
895	Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12 (d)	562
		860
	Metals & Mining — 0.9%
1,305	ArcelorMittal, (Luxembourg), 9.850%, 06/01/19 (m)	1,490
1,125	Arch Western Finance LLC, 6.750%, 07/01/13 (m)	1,074
450	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e) (m)	484
1,145	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	1,194
1,635	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	1,437
		5,679
	Paper & Forest Products — 0.1%
	Georgia-Pacific LLC,
420	7.000%, 01/15/15 (e)	405
445	7.125%, 01/15/17 (e)	427
		832
	Total Materials	10,035
	Telecommunication Services — 4.6%
	Diversified Telecommunication Services — 3.5%
	AT&T, Inc.,
1,090	5.800%, 02/15/19 (m)	1,170
3,230	6.700%, 11/15/13 (m)	3,659
	British Telecommunications plc, (United Kingdom),
1,000	5.950%, 01/15/18 (m)	1,019
735	9.625%, 12/15/30 (m)	924
600	Deutsche Telekom International Finance BV, (Netherlands), 6.750%, 08/20/18 (m)	677
810	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	822
315	PAETEC Holding Corp., 9.500%, 07/15/15	272
565	Qwest Communications International, Inc., 7.250%, 02/15/11	561
	Qwest Corp.,
2,098	7.875%, 09/01/11	2,140
340	8.875%, 03/15/12	350
2,120	Telecom Italia Capital S.A., (Luxembourg), 7.721%, 06/04/38	2,475
	Telefonica Emisiones S.A.U., (Spain),
1,990	5.855%, 02/04/13	2,157
3,940	5.984%, 06/20/11	4,195
	Verizon Communications, Inc.,
1,140	6.400%, 02/15/38	1,232
125	8.750%, 11/01/18	158
610	Wind Acquisition Finance S.A., (Luxembourg), 10.750%, 12/01/15 (e)	656
		22,467
	Wireless Telecommunication Services — 1.1%
800	Alltel Corp., 7.875%, 07/01/32 (m)	981
1,020	Cricket Communications, Inc., 9.375%, 11/01/14 (m)	962
250	Crown Castle International Corp., 9.000%, 01/15/15 (m)	260
230	Digicel Group Ltd., (Bermuda), 8.875%, 01/15/15 (e) (m)	205
30	iPCS, Inc., PIK, 3.733%, 05/01/14	22
1,000	MetroPCS Wireless, Inc., 9.250%, 11/01/14	981
2,000	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	2,265
1,395	Sprint Capital Corp., 6.900%, 05/01/19	1,172
		6,848
	Total Telecommunication Services	29,315
	Utilities — 3.1%
	Electric Utilities — 1.1%
85	Appalachian Power Co., 5.550%, 04/01/11 (m)	88
630	Dominion Resources, Inc., 5.200%, 08/15/19 (m)	650
1,345	Duke Energy Corp., 5.050%, 09/15/19 (m)	1,359
1,100	E.ON International Finance BV, (Netherlands), 5.800%, 04/30/18 (e) (m)	1,173
520	FirstEnergy Solutions Corp., 6.800%, 08/15/39 (e)	531
330	Mirant Americas Generation LLC, 8.300%, 05/01/11	332
1,010	Nevada Power Co., 7.125%, 03/15/19	1,150
660	Pacific Gas & Electric Co., 6.250%, 03/01/39	744
290	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	192
615	Union Electric Co., 8.450%, 03/15/39	808
		7,027
	Gas Utilities — 0.9%
850	DCP Midstream LLC, 9.750%, 03/15/19 (e) (m)	1,011
1,005	EQT Corp., 8.125%, 06/01/19 (m)	1,129
1,265	Kinder Morgan Energy Partners LP, 6.850%, 02/15/20	1,391
250	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.750%, 04/15/18	237

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   47

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
		Gas Utilities — Continued
1,440		Sonat, Inc., 7.625%, 07/15/11	1,459
			5,227
		Independent Power Producers & Energy Traders — 0.4%
		Energy Future Holdings Corp.,
1,345		10.875%, 11/01/17 (m)	962
212		PIK, 11.250%, 11/01/17 (m)	129
1,540		NRG Energy, Inc., 7.375%, 02/01/16	1,473
			2,564
		Multi-Utilities — 0.7%
1,065		DTE Energy Co., 7.625%, 05/15/14 (m)	1,153
630		Mirant North America LLC, 7.375%, 12/31/13	605
1,370		National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	1,776
740		Veolia Environnement, (France), 6.000%, 06/01/18	789
			4,323
		Total Utilities	19,141
		Total Corporate Bonds (Cost $246,483)	255,221
Mortgage Pass-Through Securities — 35.9%
48		Federal Home Loan Mortgage Corp., Gold Pool, 15 Year, Single Family,
		6.000%, 02/01/11 – 04/01/11	51
		Federal Home Loan Mortgage Corp., Gold Pool, 30 Year, Single Family,
2,600		TBA, 4.500%, 09/15/39	2,612
18,825		TBA, 5.000%, 09/15/39	19,325
24,440		TBA, 5.500%, 09/15/39	25,463
18,815		TBA, 6.000%, 09/15/39	19,815
4,900		TBA, 6.500%, 09/15/39	5,214
100		6.000%, 01/01/35	106
27		7.000%, 12/01/25 – 02/01/26	30
69		7.500%, 10/01/26 – 02/01/27	77
50		8.000%, 04/01/26 – 07/01/26	56
		Federal National Mortgage Association, 15 Year, Single Family,
14,365		TBA, 4.500%, 09/25/24	14,769
11,185		TBA, 5.000%, 09/25/24	11,657
8,550		TBA, 5.500%, 09/25/24	8,996
1,695		TBA, 6.000%, 09/25/24	1,802
		Federal National Mortgage Association, 30 Year, Single Family,
12,600		TBA, 4.500%, 09/25/39	12,667
15,520		TBA, 5.000%, 09/25/39	15,927
19,385		TBA, 5.500%, 09/25/39	20,179
15,800		TBA, 6.000%, 09/25/39	16,624
11,385		TBA, 6.500%, 09/25/39	12,175
896		6.000%, 10/01/23 – 01/01/29	953
858		6.500%, 04/01/29 – 03/01/35	921
233		7.000%, 02/01/35 – 03/01/35	254
30		7.500%, 03/01/35	33
		Government National Mortgage Association, 30 Year, Single Family,
7,700		TBA, 4.500%, 09/15/39	7,763
7,200		TBA, 5.000%, 09/15/39	7,409
11,500		TBA, 5.500%, 09/15/39	12,010
9,865		TBA, 6.000%, 09/15/39	10,398
493		7.000%, 09/15/31	545
—	(h)	9.000%, 04/15/11	—	(h)
		Total Mortgage Pass-Through Securities (Cost $225,107)	227,831
Supranational — 0.5%
2,760		European Investment Bank, 4.875%, 02/16/16 (m) (Cost $2,808)	3,003
U.S. Government Agency Securities — 8.0%
		Federal Home Loan Mortgage Corp.,
11,225		2.125%, 09/21/12	11,323
4,000		3.750%, 03/27/19	3,976
1,800		5.125%, 10/18/16	1,979
		Federal National Mortgage Association,
31,240		1.750%, 08/10/12	31,256
2,140		4.875%, 12/15/16	2,324
50		6.625%, 11/15/30	63
		Total U.S. Government Agency Securities (Cost $50,497)	50,921
U.S. Treasury Obligations — 11.3%
		U.S. Treasury Bonds,
5,210		3.500%, 02/15/39 (m)	4,603
1,960		4.250%, 05/15/39 (m)	1,982
100		4.375%, 02/15/38 (m)	103
6,950		4.500%, 08/15/39	7,325
310		5.500%, 08/15/28 (m)	365
300		6.250%, 08/15/23 (m)	371
690		7.250%, 05/15/16 (m)	871
750		7.500%, 11/15/16 (m)	961
6,500		U.S. Treasury Inflation Indexed Notes, 0.625%, 04/15/13	6,529
		U.S. Treasury Notes,
6,910		0.875%, 05/31/11 (m)	6,917
9,545		1.125%, 06/30/11 (m)	9,587
1,252		1.375%, 02/15/12 (m)	1,255

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
U.S. Treasury Obligations — Continued
	Multi-Utilities — Continued
2,305	1.750%, 11/15/11 (m)	2,337
4,220	3.125%, 05/15/19 (m)	4,120
5,120	3.250%, 07/31/16 (m)	5,198
575	3.500%, 02/15/18 (m)	582
16,935	3.625%, 08/15/19 (m)	17,253
1,360	3.750%, 11/15/18 (m)	1,397
	Total U.S. Treasury Obligations (Cost $70,552)	71,756

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — 0.2%
	Call Option Purchased — 0.0% (g)
344	90 Day Eurodollar Futures, Expiring 09/14/09 $99.50, American Style (r) (Cost $36)	114
	Put Options Purchased — 0.2%
158	1 Year Eurodollar Mid-Curve Futures, Expiring 12/11/09 $98.00, American Style (r)	4

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Payer Options Purchased on Interest Rate Swaps:
15,070	Expiring 03/25/10. If exercised the Fund pays semi-annually 4.250% and receives quarterly floating 3 month LIBOR terminating 03/29/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	387
11,000	Expiring 06/30/10. If exercised the Fund pays semi-annually 4.470% and receives quarterly floating 3 month LIBOR terminating 07/02/20, European Style. Counterparty: Royal Bank of Scotland (r)	259
5,500	Expiring 07/12/10. If exercised the Fund pays semi-annually 4.388% and receives quarterly floating 3 month LIBOR terminating 07/14/20, European Style. Counterparty: Deutsche Bank AG, New York (r)	177
	Total Put Options Purchased (Cost $787)	827
	Total Options Purchased (Cost $823)	941

PRINCIPAL AMOUNT
Short-Term Investments — 23.4%
U.S. Treasury Obligation — 0.6%
3,680	U.S. Treasury Bill, 0.162%, 10/15/09 (k) (m) (n) (Cost $3,679)	3,679

SHARES
	Investment Company — 22.8%
144,876	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.230% (b) (l) (m) (Cost $144,876)	144,876

	Total Short-Term Investments (Cost $148,555)	148,555
	Total Investments — 140.2% (Cost $886,220)	889,181
	Liabilities in Excess of Other Assets — (40.2)%	(254,873)
	NET ASSETS — 100.0%	$634,308

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   49

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
91	90 Day Eurodollar	10/19/09	22,664	51
225	30 Day Federal Funds	10/30/09	93,589	93
261	30 Day Federal Funds	11/30/09	108,549	331
659	90 Day Eurodollar	12/14/09	163,992	1,167
176	10 Year U.S. Treasury Note	12/21/09	20,630	129
206	30 Year U.S. Treasury Bond	12/21/09	24,668	203
34	2 Year U.S. Treasury Note	12/31/09	7,356	16
98	5 Year U.S. Treasury Note	12/31/09	11,295	61
216	30 Day Federal Funds	02/26/10	89,748	137

	Short Futures Outstanding
(169)	10 Year U.S. Treasury Note	12/21/09	(19,810)	(163)
(204)	30 Year U.S. Treasury Bond	12/21/09	(24,429)	(192)
(125)	2 Year U.S. Treasury Note	12/31/09	(27,043)	(71)
(225)	30 Day Federal Funds	12/31/09	(93,579)	(144)
(110)	5 Year U.S. Treasury Note	12/31/09	(12,678)	(79)
(234)	90 Day Eurodollar	09/13/10	(57,617)	(53)
				1,486

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 08/31/09	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,050,000	GBP	09/17/09	3,320	3,338	(18)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$99.63	12/14/09	344	(41)
1 Year Eurodollar Mid-Curve Futures, American Style	98.63	09/11/09	145	(14)
(Premiums received of 38.)				(55)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$ 98.38	12/14/09	344	(11)
(Premiums received of 27.)

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Payer Options Written on Interest Rate Swaps*

COUNTERPARTY	EXERCISE RATE** (r)	OPTION EXPIRATION DATE	SWAP TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	5.388% semi-annually	07/12/10	07/14/20	5,500	(71)
Deutsche Bank AG, New York	5.545% semi-annually	03/25/10	03/29/20	5,050	(30)
Royal Bank of Scotland	5.698% semi-annually	06/30/10	07/02/20	11,000	(101)
(Premiums received of 354.)					(202)

*	European Style

**	The Fund would pay quarterly a floating rate based on 3 month LIBOR, if exercised.

Credit Default Swaps — Buy Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Citibank, N.A.:
Home Depot, Inc., 5.875%, 12/16/36	1.000% quarterly	09/20/14	0.720%	1,800	(27)	30
Credit Suisse International:
Aetna, Inc., 6.625%, 06/15/36	1.000% quarterly	09/20/14	0.675	2,000	(35)	22
Anadarko Petroleum Corp., 5.950%, 09/15/16	1.000% quarterly	09/20/14	1.067	2,000	2	8
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.322	1,000	(35)	31
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.317	3,000	(104)	89
Kingdom of Sweden, 3.875%, 12/29/09	1.420% quarterly	03/20/14	0.477	2,350	(103)	—
Kingdom of Sweden, 3.875%, 12/29/09	1.540% quarterly	03/20/14	0.477	1,150	(57)	—
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	1,500	(100)	(60)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.250	1,800	—	(17)
Deutsche Bank AG, New York:
Aetna, Inc., 6.625%, 06/15/36	1.280% quarterly	03/20/14	0.652	2,000	(59)	—
FSA Global Funding Ltd., 6.110%, 06/29/15	5.000% quarterly	06/20/14	7.321	1,050	360	(534)
Gap Inc. (The), 10.050%, 12/15/08	1.000% quarterly	09/20/14	0.317	6,000	(209)	175
Kohl’s Corp., 6.250%, 12/15/17	1.000% quarterly	09/20/14	1.095	3,000	8	10
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	3,000	(200)	(27)
Lincoln National Corp., 6.200%, 12/15/11	5.000% quarterly	06/20/14	3.600	3,000	(200)	65
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.250	900	—	(9)
Republic of Austria, 5.250%, 01/04/11	1.620% quarterly	06/20/14	0.701	6,100	(273)	—
Sara Lee Corp., 6.125%, 11/01/33	1.000% quarterly	06/20/14	0.305	2,000	(68)	53
Sears Roebuck Acceptance Corp., 7.500%, 01/15/13	5.000% quarterly	06/20/14	3.659	3,000	(192)	192
Walt Disney Co. (The), 5.625%, 09/15/16	1.000% quarterly	09/20/14	0.480	1,800	(48)	48

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   51

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Royal Bank of Scotland:
Aetna, Inc., 6.625%, 06/15/36	1.220% quarterly	12/20/13	0.639%	6,000	(158)	—
FSA Global Funding Ltd., 6.110%, 06/29/15	5.000% quarterly	06/20/14	7.321	1,450	110	(228)
Lowe’s Cos., Inc., 5.400%, 10/15/16	1.000% quarterly	09/20/14	0.710	1,800	(28)	34
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.276	1,800	19	(26)
RadioShack Corp., 7.375%, 05/15/11	1.000% quarterly	09/20/14	1.276	1,800	19	(30)
Republic of Slovenia, 5.375%, 04/11/11	2.050% semi-annually	02/20/14	0.591	1,900	(120)	—
Republic of Slovenia, 5.375%, 04/11/11	2.080% semi-annually	02/20/14	0.591	560	(36)	—
Republic of Slovenia, 5.375%, 04/11/11	2.197% semi-annually	02/20/14	0.591	520	(36)	—
Republic of Slovenia, 5.375%, 04/11/11	2.250% semi-annually	02/20/14	0.591	320	(23)	—
TJX Cos., Inc., 7.450%, 12/15/09	1.000% quarterly	09/20/14	0.375	1,000	(32)	34
					(1,625)	(140)

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND PAYS FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Citibank, N.A.:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	3,400	950	(897)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(755)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(730)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(732)
Credit Suisse International:
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(687)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(662)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	1,500	136	(308)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	2,500	226	(561)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	3,500	317	(796)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	5,000	452	(1,200)
CMBX.NA.AJ.1.1	0.840% monthly	10/12/52	6.974	900	262	(265)
Deutsche Bank AG, New York:
CDX.EM.11.1	5.000% semi-annually	06/20/14	3.209	2,000	(170)	96
CDX.NA.HY.12.8	5.000% quarterly	06/20/14	8.360	2,000	205	(220)
CMBX.NA.AAA.1	0.100% monthly	10/12/52	1.796	5,000	452	(962)
Royal Bank of Scotland:
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	5,500	1,536	(1,875)
ABX.HE.PENAAA.06.2	0.110% monthly	05/25/46	44.227	11,375	3,177	(2,098)
CMBX.NA.A.2.1	0.150% monthly	03/15/49	16.646	1,000	637	(700)
					11,365	(13,352)

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Credit Default Swaps — Sell Protection [2]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Credit Suisse International:
Assured Guaranty U.S. Holdings, Inc., 7.000%, 06/01/34	5.000% quarterly	06/20/14	9.394%	1,000	(146)	355
Assured Guaranty U.S. Holdings, Inc., 7.000%, 06/01/34	5.000% quarterly	06/20/14	9.394	1,500	(219)	785
XTO Energy, Inc., 4.900%, 02/01/14	1.000% quarterly	09/20/14	1.200	2,000	(15)	7
Deutsche Bank AG, New York:
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	3.504	3,000	212	(59)
MetLife, Inc., 5.000%, 06/15/15	5.000% quarterly	06/20/14	3.504	3,000	212	(115)
Prudential Financial, Inc., 4.500%, 07/15/13	5.000% quarterly	06/20/14	3.180	2,000	169	330
Royal Bank of Scotland:
Radian Group, Inc., 5.375%, 06/15/15	5.000% quarterly	09/20/14	18.769	1,800	(610)	595
					(397)	1,898

Credit Indices:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [3]	NOTIONAL AMOUNT [4]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [5]
Bank of America:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858%	4,000	(106)	116
Citibank, N.A.:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	3,100	(2,214)	2,107
Credit Suisse International:
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	2,000	(53)	65
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	2,000	(53)	62
CDX.NA.HY.9.18	3.750% quarterly	12/20/10	6.858	4,000	(106)	75
CMBX.NA.AAA.4	0.350% monthly	02/17/51	4.275	900	(212)	211
Royal Bank of Scotland:
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	5,000	(3,571)	3,625
ABX.HE.PENAAA.07.2	0.760% monthly	01/25/38	53.137	11,375	(8,124)	6,126
					(14,439)	12,387

[1]	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay an upfront premium to the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[3]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[4]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[5]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   53

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Citibank, N.A.	3.079% semi-annually	3 month LIBOR quarterly	08/17/14	34,780	(571)	—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCE OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [1]
Citibank, N.A. (††)	U.S. Treasury Note, 2.375%, 08/31/14	99.44	09/29/09	35,155	—	—
Credit Suisse International (†)	U.S. Treasury Note, 2.750%, 02/15/19	91.20	09/10/09	26,050	(896)	—
Credit Suisse International (††)	U.S. Treasury Bond, 8.750%, 08/15/20	139.15	09/10/09	18,270	1,024	—
					128	—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(†)	If the market price exceeds the price lock at termination, the Fund pays the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund receives the difference between the price lock and market price.

(††)	If the market price exceeds the price lock at termination, the Fund receives the difference between the market price and the price lock. If the market price is below the price lock at termination, the Fund pays the difference between the price lock and market price.

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

AGC—	Insured by Assured Guaranty Corp.

BRL—	Brazilian Real

CDX—	Credit Derivative Index

CLN—	Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal and interest. The credit ratings on these securities represent the rating from a national statistical rating organization and are as of August 31, 2009. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

DA—	Development Authority

DIP—	Debtor-in-possession

ETF—	Exchange Traded Fund

GBP—	British Pound

GMAC—	General Motors Acceptance Corp.

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2009. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR—	London Interbank Offered Rate

MXN—	Mexican Peso

PIK—	Payment-in-kind

REMICS—	Real Estate Mortgage Investment Conduits

SPDR—	Standard & Poor’s Depository Receipts

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of August 31, 2009.

TBA—	To Be Announced

UYU—	Uruguayan Peso

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

(˜)—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full fait and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Value	Percentage
Emerging Markets Debt Fund	$814	0.5%

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of August 31, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(o)—	CLN issuer is in bankruptcy.

(r)—	Rates shown are per annum and payments are as described.

(w)—	When-issued security.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Debt Fund	Real Return Fund		Short Term Bond Fund II
ASSETS:
Investments in non-affiliates, at value	$144,834	$112,929		$116,122
Investments in affiliates, at value	6,538	1,773		869
Total investment securities, at value	151,372	114,702		116,991
Cash	—	993		—
Foreign currency, at value	1	2		—
Receivables:
Investment securities sold	123	168		—
Fund shares sold	474	3,650		14
Interest and dividends	3,339	434		888
Variation margin on futures contracts	27	—		—
Outstanding swap contracts, at value	1,022	—		—
Due from Advisor (See Note 3)	—	—		80
Total Assets	156,358	119,949		117,973

LIABILITIES:
Payables:
Due to custodian	1	—		—	(a)
Foreign currency due to custodian, at value	—	—		—	(a)
Dividends	181	95		201
Investment securities purchased	195	1,883		—
Fund shares redeemed	567	44		31
Interest	208	—		—
Variation margin on futures contracts	—	4		—
Outstanding swap contracts, at value	5,656	37		—
Accrued liabilities:
Investment advisory fees	79	18		26
Administration fees	6	5		7
Shareholder servicing fees	18	11		14
Distribution fees	5	16		33
Custodian and accounting fees	34	62		17
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	7
Other	91	112		204
Total Liabilities	7,044	2,287		540
Net Assets	$149,314	$117,662		$117,433

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Emerging Markets Debt Fund	Real Return Fund	Short Term Bond Fund II
NET ASSETS:
Paid in capital	$229,943	$122,858	$177,173
Accumulated undistributed (distributions in excess of) net investment income	1,788	(6)	(708)
Accumulated net realized gains (losses)	(77,703)	(6,632)	(60,975)
Net unrealized appreciation (depreciation)	(4,714)	1,442	1,943
Total Net Assets	$149,314	$117,662	$117,433

Net Assets:
Class A	$11,868	$19,915	$7,028
Class C	3,632	20,708	—
Class M	—	—	106,206
Class R5	42,280	—	—
Institutional Class	—	28,905	—
Select Class	91,534	48,134	4,199
Total	$149,314	$117,662	$117,433

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,673	2,214	798
Class C	512	2,316	—
Class M	—	—	12,065
Class R5	5,950	—	—
Institutional Class	—	3,194	—
Select Class	12,889	5,328	476

Net Asset Value:
Class A — Redemption price per share	$7.10	$9.00	$8.80
Class C — Offering price per share(b)	7.09	8.94	—
Class M — Offering price per share	—	—	8.80
Class R5 — Offering and redemption price per share	7.11	—	—
Institutional Class — Offering and redemption price per share	—	9.05	—
Select Class — Offering and redemption price per share	7.10	9.03	8.82
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.38	$9.35	$9.00
Class M maximum sales charge	—	—	1.50%
Class M maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$—	$8.93

Cost of investments in non-affiliates	$144,932	$111,444	$114,179
Cost of investments in affiliates	6,538	1,773	869
Cost of foreign currency	1	— (a)	— (a)

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Strategic Income Opportunities Fund	Total Return Fund
ASSETS:
Investments in non-affiliates, at value	$810,035	$744,305
Investments in affiliates, at value	643,021	144,876
Total investment securities, at value	1,453,056	889,181
Cash	780	—
Foreign currency, at value	52	56
Deposits at broker for foreign futures contracts	—	312
Receivables:
Investment securities sold	6,885	22,867
Fund shares sold	26,412	299
Interest and dividends	11,506	4,766
Unrealized appreciation on unfunded commitments	24	—
Outstanding swap contracts, at value	22,914	13,670
Total Assets	1,521,629	931,151

LIABILITIES:
Payables:
Due to custodian	—	3,404
Dividends	3,183	2,342
Investment securities purchased	115,058	270,578
Fund shares redeemed	1,235	519
Variation margin on futures contracts	628	35
Unrealized depreciation on forward foreign currency exchange contracts	20	18
Outstanding options written, at fair value	416	268
Outstanding swap contracts, at value	32,786	19,209
Accrued liabilities:
Investment advisory fees	444	163
Administration fees	73	57
Shareholder servicing fees	205	102
Distribution fees	125	—	(a)
Custodian and accounting fees	3	2
Trustees’ and Chief Compliance Officer’s fees	2	2
Other	70	144
Total Liabilities	154,248	296,843
Net Assets	$1,367,381	$634,308

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Strategic Income Opportunities Fund	Total Return Fund
NET ASSETS:
Paid in capital	$1,289,532	$631,016
Accumulated undistributed (distributions in excess of) net investment income	684	377
Accumulated net realized gains (losses)	10,818	3,057
Net unrealized appreciation (depreciation)	66,347	(142)
Total Net Assets	$1,367,381	$634,308

Net Assets:
Class A	$267,512	$55
Class C	155,036	54
Class R5	225	55
Select Class	944,608	634,144
Total	$1,367,381	$634,308
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	23,785	5
Class C	13,789	5
Class R5	20	5
Select Class	83,854	61,852

Net Asset Value:
Class A — Redemption price per share	$11.25	$10.25
Class C — Offering price per share(b)	11.24	10.24
Class R5 — Offering and redemption price per share	11.27	10.25
Select Class — Offering and redemption price per share	11.26	10.25
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.69	$10.65

Cost of investments in non-affiliates	$738,204	$741,344
Cost of investments in affiliates	643,021	144,876
Cost of foreign currency	52	56
Premiums paid on swaps	25,575	14,553
Premiums received on swaps	28,112	15,346
Premiums received from options written	545	419

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund	Short Term Bond Fund II
INVESTMENT INCOME:
Interest income from non-affiliates	$6,870		$3,267	$1,819
Dividend income from affiliates (a)	40		22	26
Total investment income	6,910		3,289	1,845

EXPENSES:
Investment advisory fees	524		163	152
Administration fees	79		49	64
Distribution fees:
Class A	8		16	8
Class C	11		44	—
Class M	—		—	193
Shareholder servicing fees:
Class A	8		16	8
Class C	3		15	—
Class M	—		—	138
Class R5	9		—	—
Institutional Class	—		13	—
Select Class	132		52	6
Custodian and accounting fees	68		78	28
Interest expense	208		—	—
Professional fees	73		61	58
Trustees’ and Chief Compliance Officer’s fees	1		1	1
Printing and mailing costs	19		8	20
Registration and filing fees	29		27	16
Transfer agent fees	57		36	24
Other	4		1	36
Total expenses	1,233		580	752
Less amounts waived	(106)		(218)	(164)
Less earnings credits	—	(b)	— (b)	—	(b)
Less expense reimbursements	—		(20)	—
Net expenses	1,127		342	588
Net investment income (loss)	5,783		2,947	1,257

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Emerging Markets Debt Fund	Real Return Fund	Short Term Bond Fund II
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(31,150)	$(141)	$(12,387)
Futures	140	90	25
Foreign currency transactions	(1,409)	—	— (b)
Swaps	(7,924)	567	—
Payments by Advisor (See Note 3)	—	—	80
Net realized gain (loss)	(40,343)	516	(12,282)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	67,364	2,879	13,186
Futures	441	(60)	28
Foreign currency translations	8	— (b)	—
Swaps	8,088	67	—
Change in net unrealized appreciation (depreciation)	75,901	2,886	13,214
Net realized/unrealized gains (losses)	35,558	3,402	932
Change in net assets resulting from operations	$41,341	$6,349	$2,189

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   61

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

	Strategic Income Opportunities Fund		Total Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,449		$17,676
Dividend income from non-affiliates	581		11
Interest income from affiliates	—		3
Dividend income from affiliates (a)	1,085		544
Foreign taxes withheld	—	(b)	—	(b)
Total investment income	22,115		18,234

EXPENSES:
Investment advisory fees	1,591		979
Administration fees	368		345
Distribution fees:
Class A	108		—	(b)
Class C	175		—	(b)
Shareholder servicing fees:
Class A	108		—	(b)
Class C	58		—	(b)
Class R5	—	(b)	—	(b)
Select Class	718		816
Custodian and accounting fees	27		41
Interest expense to affiliates	5		—	(b)
Professional fees	64		67
Trustees’ and Chief Compliance Officer’s fees	4		3
Printing and mailing costs	60		22
Registration and filing fees	53		28
Transfer agent fees	42		8
Other	3		—
Total expenses	3,384		2,309
Less amounts waived	(444)		(187)
Less earnings credits	—	(b)	—	(b)
Net expenses	2,940		2,122
Net investment income (loss)	19,175		16,112

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Strategic Income Opportunities Fund	Total Return Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$2,522	$(2,580)
Futures	518	4,134
Securities sold short	—	(301)
Foreign currency transactions	57	69
Options written	655	120
Swaps	7,533	4,359
Payments by affiliates (See Note 3)	—	80
Net realized gain (loss)	11,285	5,881
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	72,373	70,094
Futures	1,743	951
Foreign currency translations	(19)	27
Options written	129	519
Swaps	(5,331)	(2,646)
Unfunded commitments	358	—
Change in net unrealized appreciation (depreciation)	69,253	68,945
Net realized/unrealized gains (losses)	80,538	74,826
Change in net assets resulting from operations	$99,713	$90,938

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,783	$20,417	$2,947	$1,233	$1,257	$6,381
Net realized gain (loss)	(40,343)	(37,836)	516	(5,348)	(12,282)	(18,183)
Change in net unrealized appreciation (depreciation)	75,901	(77,618)	2,886	(5,738)	13,214	(475)
Change in net assets resulting from operations	41,341	(95,037)	6,349	(9,853)	2,189	(12,277)
Net equalization credits (debits)	—	—	—	—	(8)	(147)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(185)	(547)	(425)	(345)	(95)	(558)
Class C
From net investment income	(74)	(224)	(375)	(383)	—	—
Class M
From net investment income	—	—	—	—	(1,421)	(4,395)
Class R5
From net investment income	(1,087)	(1,261)	—	—	—	—
Institutional Class
From net investment income	—	—	(845)	(320)	—	—
Select Class
From net investment income	(2,686)	(15,199)	(1,309)	(2,440)	(75)	(1,629)
Total distributions to shareholders	(4,032)	(17,231)	(2,954)	(3,488)	(1,591)	(6,582)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(87,528)	11,079	34,001	15,912	(9,052)	(104,896)

NET ASSETS:
Change in net assets	(50,219)	(101,189)	37,396	2,571	(8,462)	(123,902)
Beginning of period	199,533	300,722	80,266	77,695	125,895	249,797
End of period	$149,314	$199,533	$117,662	$80,266	$117,433	$125,895
Accumulated undistributed (distributions in excess of) net investment income	$1,788	$37	$(6)	$1	$(708)	$(374)

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Strategic Income Opportunities Fund		Total Return Fund
	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(a)	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,175	$713	$16,112	$24,174
Net realized gain (loss)	11,285	151	5,881	2,142
Change in net unrealized appreciation (depreciation)	69,253	(2,906)	68,945	(69,087)
Change in net assets resulting from operations	99,713	(2,042)	90,938	(42,771)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,577)	(3)	(1)	(2)
From net realized gains	—	(1)	—	— (c)
Class C
From net investment income	(1,297)	(1)	(1)	(2)
From net realized gains	—	(1)	—	— (c)
Class R5
From net investment income	(3)	(1)	(2)	(2)
From net realized gains	—	(1)	—	— (c)
Select Class
From net investment income	(14,747)	(602)	(17,560)	(23,774)
From net realized gains	—	(588)	—	(3,531)
Total distributions to shareholders	(18,624)	(1,198)	(17,564)	(27,311)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	940,537	348,995	(89,727)	720,743

NET ASSETS:
Change in net assets	1,021,626	345,755	(16,353)	650,661
Beginning of period	345,755	—	650,661	—
End of period	$1,367,381	$345,755	$634,308	$650,661
Accumulated undistributed (distributions in excess of) net investment income	$684	$133	$377	$1,829

(a)	Commencement of operations was October 13, 2008.

(b)	Commencement of operations was June 16, 2008.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Debt Fund		Real Return Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,619	$8,860	$11,712	$11,505	$569	$1,537
Dividends and distributions reinvested	176	444	388	316	91	533
Cost of shares redeemed	(2,230)	(9,554)	(1,641)	(6,496)	(126)	(16,779)
Redemption fees	— (a)	1	—	—	—	—
Change in net assets from Class A capital transactions	$6,565	$(249)	$10,459	$5,325	$534	$(14,709)
Class C
Proceeds from shares issued	$1,054	$1,025	$13,852	$13,575	$—	$—
Dividends and distributions reinvested	62	171	323	283	—	—
Cost of shares redeemed	(378)	(2,502)	(1,657)	(8,381)	—	—
Redemption fees	— (a)	— (a)	—	—	—	—
Change in net assets from Class C capital transactions	$738	$(1,306)	$12,518	$5,477	$—	$—
Class M
Proceeds from shares issued	$—	$—	$—	$—	$—	$9
Dividends and distributions reinvested	—	—	—	—	—	— (a)
Cost of shares redeemed	—	—	—	—	(8,155)	(17,482)
Change in net assets from Class M capital transactions	$—	$—	$—	$—	$(8,155)	$(17,473)
Class R5
Proceeds from shares issued	$19,141	$4,330	$—	$—	$—	$—
Dividends and distributions reinvested	1,029	1,261	—	—	—	—
Cost of shares redeemed	(779)	(4,485)	—	—	—	—
Redemption fees	1	2	—	—	—	—
Change in net assets from Class R5 capital transactions	$19,392	$1,108	$—	$—	$—	$—
Institutional Class
Proceeds from shares issued	$—	$—	$2,716	$20,317	$—	$—
Dividends and distributions reinvested	—	—	675	83	—	—
Cost of shares redeemed	—	—	(440)	(977)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$2,951	$19,423	$—	$—
Select Class
Proceeds from shares issued	$19,056	$114,105	$9,108	$4,476	$61	$211
Dividends and distributions reinvested	911	2,475	1,299	2,438	11	73
Cost of shares redeemed	(134,192)	(105,074)	(2,334)	(21,227)	(1,503)	(72,998)
Redemption fees	2	20	—	—	—	—
Change in net assets from Select Class capital transactions	$(114,223)	$11,526	$8,073	$(14,313)	$(1,431)	$(72,714)

Total change in net assets from capital transactions	$(87,528)	$11,079	$34,001	$15,912	$(9,052)	$(104,896)

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Emerging Markets Debt Fund		Real Return Fund		Short Term Bond Fund II
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	1,273	1,093	1,300	1,209	65	164
Reinvested	26	61	43	33	10	58
Redeemed	(351)	(1,397)	(183)	(699)	(14)	(1,830)
Change in Class A Shares	948	(243)	1,160	543	61	(1,608)
Class C
Issued	158	131	1,552	1,394	—	—
Reinvested	9	23	36	30	—	—
Redeemed	(61)	(361)	(187)	(908)	—	—
Change in Class C Shares	106	(207)	1,401	516	—	—
Class M
Issued	—	—	—	—	—	— (b)
Reinvested	—	—	—	—	—	— (b)
Redeemed	—	—	—	—	(935)	(1,910)
Change in Class M Shares	—	—	—	—	(935)	(1,910)
Class R5
Issued	3,204	623	—	—	—	—
Reinvested	154	177	—	—	—	—
Redeemed	(114)	(748)	—	—	—	—
Change in Class R5 Shares	3,244	52	—	—	—	—
Institutional Class
Issued	—	—	301	2,283	—	—
Reinvested	—	—	75	9	—	—
Redeemed	—	—	(48)	(110)	—	—
Change in Institutional Class Shares	—	—	328	2,182	—	—
Select Class
Issued	3,025	16,293	1,012	458	7	23
Reinvested	136	337	144	255	1	8
Redeemed	(22,334)	(16,058)	(267)	(2,334)	(172)	(7,969)
Change in Select Class Shares	(19,173)	572	889	(1,621)	(164)	(7,938)

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Income Opportunities Fund		Total Return Fund
	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(a)	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$259,184	$4,125	$—	$50
Dividends and distributions reinvested	2,238	3	1	2
Cost of shares redeemed	(6,796)	(2)	—	—
Change in net assets from Class A capital transactions	$254,626	$4,126	$1	$52
Class C
Proceeds from shares issued	$150,654	$967	$—	$50
Dividends and distributions reinvested	907	2	1	2
Cost of shares redeemed	(2,224)	— (c)	—	—
Change in net assets from Class C capital transactions	$149,337	$969	$1	$52
Class R5
Proceeds from shares issued	$160	$50	$—	$50
Dividends and distributions reinvested	3	1	2	2
Change in net assets from Class R5 capital transactions	$163	$51	$2	$52
Select Class
Proceeds from shares issued	$597,801	$345,451	$54,218	$123,686
Subscriptions in-kind (See Note 8)	—	—	—	793,417
Dividends and distributions reinvested	2,042	1,021	169	2,636
Cost of shares redeemed	(63,432)	(2,623)	(144,118)	(199,152)
Change in net assets from Select Class capital transactions	$536,411	$343,849	$(89,731)	$720,587

Total change in net assets from capital transactions	$940,537	$348,995	$(89,727)	$720,743

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Strategic Income Opportunities Fund			Total Return Fund
	Six Months Ended 8/31/2009 (Unaudited)	Period Ended 2/28/2009(a)		Six Months Ended 8/31/2009 (Unaudited)		Period Ended 2/28/2009(b)
SHARE TRANSACTIONS:
Class A
Issued	23,787	410		—		5
Reinvested	203	—	(d)	—	(d)	—	(d)
Redeemed	(615)	—	(d)	—		—
Change in Class A Shares	23,375	410		—	(d)	5
Class C
Issued	13,811	96		—		5
Reinvested	82	—	(d)	—	(d)	—	(d)
Redeemed	(200)	—	(d)	—		—
Change in Class C Shares	13,693	96		—	(d)	5
Class R5
Issued	15	5		—		5
Reinvested	— (d)	—	(d)	—	(d)	—	(d)
Change in Class R5 Shares	15	5		—	(d)	5
Select Class
Issued	55,375	34,335		5,630		12,994
Subscriptions in-kind (See Note 8)	—	—		—		78,634
Reinvested	187	104		18		264
Redeemed	(5,884)	(263)		(14,855)		(20,833)
Change in Select Class Shares	49,678	34,176		(9,207)		71,059

(a)	Commencement of operations was October 13, 2008.

(b)	Commencement of operations was June 16, 2008.

(c)	Amount rounds to less than $1,000.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Contribution from affiliate
Emerging Markets Debt Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$5.56	$0.19	(j)	$1.53	$1.72	$(0.18)	$—	$(0.18)	$—
Year Ended February 28, 2009	8.41	0.55		(2.97)	(2.42)	(0.43)	—	(0.43)	—
Year Ended February 29, 2008	8.73	0.54		(0.18)	0.36	(0.53)	(0.15)	(0.68)	—
September 1, 2006 through February 28, 2007 (f)	8.39	0.21		0.37	0.58	(0.21)	(0.03)	(0.24)	—
June 30, 2006(g) through August 31, 2006	7.93	0.08		0.46	0.54	(0.08)	—	(0.08)	—

Class C
Six Months Ended August 31, 2009 (Unaudited)	5.55	0.21	(j)	1.50	1.71	(0.17)	—	(0.17)	—
Year Ended February 28, 2009	8.40	0.50		(2.95)	(2.45)	(0.40)	—	(0.40)	—
Year Ended February 29, 2008	8.73	0.50		(0.19)	0.31	(0.49)	(0.15)	(0.64)	—
September 1, 2006 through February 28, 2007 (f)	8.39	0.20		0.36	0.56	(0.19)	(0.03)	(0.22)	—
June 30, 2006(g) through August 31, 2006	7.93	0.07		0.47	0.54	(0.08)	—	(0.08)	—

Class R5
Six Months Ended August 31, 2009 (Unaudited)	5.56	0.24	(j)	1.51	1.75	(0.20)	—	(0.20)	—
Year Ended February 28, 2009	8.42	0.56		(2.96)	(2.40)	(0.46)	—	(0.46)	—
Year Ended February 29, 2008	8.73	0.60		(0.19)	0.41	(0.57)	(0.15)	(0.72)	—
September 1, 2006 through February 28, 2007 (f)	8.39	0.24		0.36	0.60	(0.23)	(0.03)	(0.26)	—
May 15, 2006(g) through August 31, 2006	8.07	0.14		0.33	0.47	(0.15)	—	(0.15)	—

Select Class
Six Months Ended August 31, 2009 (Unaudited)	5.56	0.26	(j)	1.47	1.73	(0.19)	—	(0.19)	—
Year Ended February 28, 2009	8.42	0.54		(2.95)	(2.41)	(0.45)	—	(0.45)	—
Year Ended February 29, 2008	8.74	0.56		(0.18)	0.38	(0.55)	(0.15)	(0.70)	—
September 1, 2006 through February 28, 2007 (f)	8.39	0.21		0.39	0.60	(0.22)	(0.03)	(0.25)	—
Year Ended August 31, 2006	9.29	0.45		0.42	0.87	(0.46)	(1.35)	(1.81)	0.04	(h)
Year Ended August 31, 2005	9.58	0.61		1.08	1.69	(0.67)	(1.31)	(1.98)	—
Year Ended August 31, 2004	9.02	0.67		0.60	1.27	(0.71)	—	(0.71)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Amount rounds to less than $0.01.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

(i)	Includes interest expense of 0.01%.

(j)	Calculated based upon average shares outstanding.

(k)	Includes interest expense of 0.50%, 0.35%, 0.34% and 0.24% for Class A, Class C, Class R5 and Select Class, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

		Ratios/Supplemental data
			Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$—(e)	$7.10	31.25%	$11,868	1.99	%(k)	5.64%	2.14%	61%
—(e)	5.56	(29.80)	4,025	1.45		7.18	1.46	63
—(e)	8.41	4.22	8,140	1.47		7.22	1.47	80
—(e)	8.73	6.96	2,154	1.50		5.20	1.59	68
—(e)	8.39	6.82	41	1.50		6.17	1.71	270

—(e)	7.09	30.99	3,632	2.34	(k)	6.29	2.49	61
—(e)	5.55	(30.18)	2,253	1.95		6.60	1.96	63
—(e)	8.40	3.63	5,154	1.97		6.50	1.98	80
—(e)	8.73	6.73	1,332	2.00		4.66	2.09	68
—(e)	8.39	6.77	27	2.00		5.87	2.20	270

—(e)	7.11	31.71	42,280	1.38	(k)	7.21	1.54	61
—(e)	5.56	(29.54)	15,046	1.01		7.77	1.03	63
—(e)	8.42	4.79	22,347	1.02		7.25	1.03	80
—(e)	8.73	7.15	8,571	1.05		5.42	1.14	68
—(e)	8.39	5.88	2,426	1.05		7.23	1.23	270

—(e)	7.10	31.39	91,534	1.49	(k)	8.05	1.63	61
—(e)	5.56	(29.67)	178,209	1.21		7.55	1.23	63
—(e)	8.42	4.48	265,081	1.22		7.10	1.23	80
—(e)	8.74	7.17	125,421	1.25		4.98	1.35	68
—(e)	8.39	10.99 (h)	117,423	1.26	(i)	5.77	1.42	270
—(e)	9.29	19.87	34,448	1.25		6.56	1.72	337
—	9.58	14.56	36,145	1.26	(i)	7.01	1.65	166

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Real Return Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$8.63	$0.22	$0.42	$0.64	$(0.27)	$9.00
Year Ended February 28, 2009	10.13	0.22	(1.33)	(1.11)	(0.39)	8.63
Year Ended February 29, 2008	9.52	0.54	0.58	1.12	(0.51)	10.13
September 1, 2006 through February 28, 2007 (f)	9.51	0.04	0.03	0.07	(0.06)	9.52
Year Ended August 31, 2006 (g)	10.00	0.42	(0.46)	(0.04)	(0.45)	9.51

Class C
Six Months Ended August 31, 2009 (Unaudited)	8.58	0.21	0.40	0.61	(0.25)	8.94
Year Ended February 28, 2009	10.08	0.16	(1.30)	(1.14)	(0.36)	8.58
Year Ended February 29, 2008	9.49	0.50	0.57	1.07	(0.48)	10.08
September 1, 2006 through February 28, 2007 (f)	9.50	0.02	0.02	0.04	(0.05)	9.49
Year Ended August 31, 2006 (g)	10.00	0.41	(0.50)	(0.09)	(0.41)	9.50

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	8.68	0.30	0.36	0.66	(0.29)	9.05
Year Ended February 28, 2009	10.17	0.07	(1.15)	(1.08)	(0.41)	8.68
Year Ended February 29, 2008	9.55	0.54	0.63	1.17	(0.55)	10.17
September 1, 2006 through February 28, 2007 (f)	9.53	0.06	0.03	0.09	(0.07)	9.55
Year Ended August 31, 2006 (g)	10.00	0.49	(0.49)	—	(0.47)	9.53

Select Class
Six Months Ended August 31, 2009 (Unaudited)	8.66	0.28	0.37	0.65	(0.28)	9.03
Year Ended February 28, 2009	10.16	0.19	(1.29)	(1.10)	(0.40)	8.66
Year Ended February 29, 2008	9.54	0.52	0.63	1.15	(0.53)	10.16
September 1, 2006 through February 28, 2007 (f)	9.53	0.06	0.02	0.08	(0.07)	9.54
Year Ended August 31, 2006 (g)	10.00	0.48	(0.49)	(0.01)	(0.46)	9.53

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes interest expense of 0.01%.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of operations was September 1, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

7.42%	$19,915	0.90%		6.29%	1.40%	12%
(11.29)	9,090	0.91	(e)	2.26	1.48	335
12.30	5,171	0.90		4.60	1.92	494
0.78	630	0.90		0.85	1.34	154
(0.33)	584	0.90		3.96	1.45	223

7.10	20,708	1.40		5.95	1.88	12
(11.64)	7,848	1.41	(e)	2.39	1.97	335
11.71	4,023	1.40		3.36	2.75	494
0.48	27	1.40		0.41	1.85	154
(0.80)	24	1.40		4.58	1.95	223

7.59	28,905	0.50		6.48	1.02	12
(10.90)	24,870	0.51	(e)	(5.77)	1.11	335
12.79	6,950	0.50		5.60	1.18	494
0.96	6,109	0.50		1.22	0.94	154
0.12	944	0.50		7.35	0.98	223

7.53	48,134	0.65		6.37	1.17	12
(11.11)	38,458	0.66	(e)	2.66	1.23	335
12.63	61,551	0.65		5.50	1.31	494
0.83	61,757	0.65		1.18	1.09	154
0.01	58,882	0.65		5.20	1.21	223

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital		Total distributions
Short Term Bond Fund II
Class A
Six Months Ended August 31, 2009 (Unaudited)	$8.76	$0.10	(e)	$0.07 (h)	$0.17	$(0.13)	$—		$(0.13)
Year Ended February 28, 2009	9.66	0.34	(e)	(0.90)	(0.56)	(0.34)	—		(0.34)
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—		(0.45)
September 1, 2006 through February 28, 2007 (f)	9.84	0.22	(e)	0.02	0.24	(0.24)	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(e)	(0.02)	0.19	(0.21)	—	(g)	(0.21)

Class M
Six Months Ended August 31, 2009 (Unaudited)	8.76	0.09	(e)	0.06 (h)	0.15	(0.11)	—		(0.11)
Year Ended February 28, 2009	9.66	0.29	(e)	(0.88)	(0.59)	(0.31)	—		(0.31)
Year Ended February 29, 2008	9.85	0.41		(0.18)	0.23	(0.42)	—		(0.42)
September 1, 2006 through February 28, 2007 (f)	9.84	0.21	(e)	0.02	0.23	(0.22)	—		(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	—		(0.40)
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—		(0.27)
Year Ended August 31, 2004	10.23	0.18	(e)	(0.02)	0.16	(0.18)	—	(g)	(0.18)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	8.77	0.11	(e)	0.08 (h)	0.19	(0.14)	—		(0.14)
Year Ended February 28, 2009	9.68	0.37	(e)	(0.92)	(0.55)	(0.36)	—		(0.36)
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	—		(0.47)
September 1, 2006 through February 28, 2007 (f)	9.86	0.23	(e)	0.02	0.25	(0.25)	—		(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—		(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	(e)	(0.03)	0.20	(0.23)	—	(g)	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Amount rounds to less than $0.01.

(h)	The Advisor will reimburse the Fund for losses incurred from an operational error. Without this payment, the total return for Select Class would have been 2.03% and the net realized and unrealized gain (losses) on investments per share for Select Class would have been $0.07. There was no impact to total return or net realized and unrealized gain (losses) on investments per share for Class A and Class M (See Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.80	1.90	%(h)	$7,028	0.75%	2.28%	1.15%	22%
8.76	(5.93)		6,456	0.75	3.61	1.09	91
9.66	2.78		22,655	0.75	4.51	1.01	338
9.84	2.42		24,652	0.75	4.53	0.98	246
9.84	2.56		32,557	0.75	4.46	0.95	479
10.02	1.09		41,311	0.75	2.94	1.00	201
10.21	1.85		55,000	0.75	2.03	1.10	253

8.80	1.77	(h)	106,206	1.00	2.03	1.26	22
8.76	(6.15)		113,828	1.00	3.19	1.19	91
9.66	2.42		144,078	1.00	4.26	1.11	338
9.85	2.39		175,836	1.00	4.29	1.08	246
9.84	2.30		209,284	1.00	4.19	1.05	479
10.02	0.83		371,756	1.00	2.67	1.03	201
10.21	1.58		643,278	1.00	1.75	1.04	253

8.82	2.14	(h)	4,199	0.50	2.53	0.91	22
8.77	(5.76)		5,611	0.50	3.92	0.83	91
9.68	3.02		83,064	0.50	4.76	0.75	338
9.86	2.54		151,633	0.50	4.75	0.72	246
9.86	2.91		375,097	0.50	4.71	0.70	479
10.03	1.35		432,056	0.50	3.21	0.68	201
10.22	2.01		492,178	0.50	2.26	0.70	253

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Strategic Income Opportunities Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$9.96	$0.29	(e)	$1.24		$1.53	$(0.24)	$—	$(0.24)
October 13, 2008(f) through February 28, 2009	10.00	0.09	(e)	0.15		0.24	(0.11)	(0.17)	(0.28)

Class C
Six Months Ended August 31, 2009 (Unaudited)	9.96	0.27	(e)	1.23		1.50	(0.22)	—	(0.22)
October 13, 2008(f) through February 28, 2009	10.00	0.08	(e)	0.15		0.23	(0.10)	(0.17)	(0.27)

Class R5
Six Months Ended August 31, 2009 (Unaudited)	9.97	0.31	(e)	1.25		1.56	(0.26)	—	(0.26)
October 13, 2008(f) through February 28, 2009	10.00	0.14	(e)	0.13		0.27	(0.13)	(0.17)	(0.30)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	9.97	0.30	(e)	1.24		1.54	(0.25)	—	(0.25)
October 13, 2008 (f) through February 28, 2009	10.00	0.11	(e)	0.15		0.26	(0.12)	(0.17)	(0.29)

Total Return Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	9.15	0.23		1.13	(h)	1.36	(0.26)	—	(0.26)
June 16, 2008 (f) through February 28, 2009	10.00	0.35		(0.82)		(0.47)	(0.33)	(0.05)	(0.38)

Class C
Six Months Ended August 31, 2009 (Unaudited)	9.15	0.20		1.12	(h)	1.32	(0.23)	—	(0.23)
June 16, 2008 (f) through February 28, 2009	10.00	0.31		(0.82)		(0.51)	(0.29)	(0.05)	(0.34)

Class R5
Six Months Ended August 31, 2009 (Unaudited)	9.16	0.24		1.12	(h)	1.36	(0.27)	—	(0.27)
June 16, 2008 (f) through February 28, 2009	10.00	0.37		(0.82)		(0.45)	(0.34)	(0.05)	(0.39)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	9.15	0.24		1.12	(h)	1.36	(0.26)	—	(0.26)
June 16, 2008 (f) through February 28, 2009	10.00	0.34		(0.81)		(0.47)	(0.33)	(0.05)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of operations.

(g)	Due to the size of net assets and fixed expenses, ratios may appear to be disproportionate.

(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to total return or net realized and unrealized gain (losses) on investments per share (See Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$11.25	15.53%	$267,512	1.00%	5.31%	1.11%		38%
9.96	2.46	4,084	1.00	2.24	1.68		60

11.24	15.23	155,036	1.50	4.80	1.60		38
9.96	2.29	958	1.50	2.00	2.34		60

11.27	15.79	225	0.55	5.69	0.67		38
9.97	2.71	51	0.55	3.69	1.89		60

11.26	15.59	944,608	0.75	5.49	0.88		38
9.97	2.65	340,662	0.75	2.99	1.76		60

10.25	15.05 (h)	55	0.75	4.83	0.96		312
9.15	(4.80)	48	0.75	5.19	2.76	(g)	353

10.24	14.55 (h)	54	1.40	4.18	1.46		312
9.15	(5.17)	47	1.40	4.54	3.26	(g)	353

10.25	15.05 (h)	55	0.51	5.07	0.51		312
9.16	(4.56)	48	0.52	5.42	2.31	(g)	353

10.25	15.09 (h)	634,144	0.65	4.93	0.71		312
9.15	(4.74)	650,518	0.65	5.70	0.79	(g)	353

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM I and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Emerging Markets Debt Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Real Return Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified
Short Term Bond Fund II	Class A, Class M and Select Class	MFG	Diversified
Strategic Income Opportunities Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Total Return Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified

The Strategic Income Opportunities Fund commenced operations on October 13, 2008.

The Total Return Fund commenced operations on June 16, 2008. Currently, Class A, Class C and Class R5 Shares are not publicly offered for investment.

Class A and Class M Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

78   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Emerging Markets Debt Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Brazil	$—	$1,119	$814	$1,933
Colombia	—	1,738	—	1,738
Kazakhstan	—	3,972	—	3,972
Mexico	—	1,145	—	1,145
Philippines	—	1,380	—	1,380
Russia	—	9,034	—	9,034
Trinidad & Tobago	—	1,281	—	1,281
Ukraine	—	230	—	230
Total Corporate Bonds	$—	$19,899	$814	$20,713
Foreign Government Securities	—	116,490	—	116,490
Supranational	—	1,252	—	1,252
U.S. Treasury Obligations	—	6,379	—	6,379
Short-Term Investments
Investment Companies	6,538	—	—	6,538
Total Investments in Securities	$6,538	$144,020	$814	$151,372

Appreciation in Other Financial Instruments*
Futures	$138	$—	$—	$138
Swaps	—	1,022	—	1,022
Total Appreciation in Other Financial Instruments	$138	$1,022	$—	$1,160

Depreciation in Other Financial Instruments*
Futures	$(122)	$—	$—	$(122)
Swaps	—	(5,656)	—	(5,656)
Total Depreciation in Other Financial Instruments	$(122)	$(5,656)	$—	$(5,778)

Real Return Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$1,773	$112,929	$—	$114,702

Appreciation in Other Financial Instruments*	$3	$—	$—	$3
Depreciation in Other Financial Instruments*	$(11)	$(37)	$—	$(48)

Short Term Bond Fund II	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$869	$116,122	$—	$116,991

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Strategic Income Opportunities Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$20,615	$—	$20,615
Collateralized Mortgage Obligations
Agency CMO	—	8,685	—	8,685
Non-Agency CMO	—	98,711	—	98,711
Commercial Mortgage-Backed Securities	—	14,351	—	14,351
Corporate Bonds
Consumer Discretionary	—	125,682	—	125,682
Consumer Staples	—	25,043	—	25,043
Energy	—	31,708	—	31,708
Financials	—	111,920	—	111,920
Health Care	—	30,055	—	30,055
Industrials	—	55,992	—	55,992
Information Technology	—	15,434	—	15,434
Materials	—	55,953	—	55,953
Telecommunication Services	—	26,627	—	26,627
Utilities	—	14,712	—	14,712
Total Corporate Bonds	$—	$493,126	$—	$493,126
Mortgage Pass-Through Securities	—	905	—	905
U.S. Treasury Obligations	—	62,523	—	62,523
Investment Companies	13,230	—	—	13,230
Loan Participations & Assignments
Consumer Discretionary	—	42,212	—	42,212
Consumer Staples	—	4,912	—	4,912
Energy	—	1,812	—	1,812
Financials	—	12,176	—	12,176
Industrials	—	6,501	—	6,501
Information Technology	—	6,852	—	6,852
Materials	—	14,002	—	14,002
Utilities	—	3,040	—	3,040
Total Loan Participations & Assignments	$—	$91,507	$—	$91,507
Options Purchased
Call Options Purchased	327	—	—	327
Put Options Purchased	13	928	—	941
Short-Term Investments
Investment Companies	643,021	—	—	643,021
U.S. Treasury Bills	—	5,114	—	5,114
Total Investments in Securities	$656,591	$796,465	$—	$1,453,056
Liabilities in Securities Sold Short†
Options Written
Call Options Written	$(124)	$—	$—	$(124)
Put Options Written	(31)	(261)	—	(292)
Total Liabilities in Securities Sold Short	$(155)	$(261)	$—	$(416)
Appreciation in Other Financial Instruments*
Futures	$3,129	$—	$—	$3,129
Swaps	—	3,838	—	3,838
Total Appreciation in Other Financial Instruments	$3,129	$3,838	$—	$6,967
Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$—	$(20)	$—	$(20)
Futures	(1,412)	—	—	(1,412)
Swaps	—	(11,173)	—	(11,173)
Total Depreciation in Other Financial Instruments	$(1,412)	$(11,193)	$—	$(12,605)

80   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Total Return Fund	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$42,402	$—	$42,402
Collateralized Mortgage Obligations
Agency CMO	—	8,033	—	8,033
Non-Agency CMO	—	65,323	—	65,323
Commercial Mortgage-Backed Securities	—	15,195	—	15,195
Corporate Bonds
Consumer Discretionary	—	33,247	—	33,247
Consumer Staples	—	18,422	—	18,422
Energy	—	12,323	—	12,323
Financials	—	104,298	—	104,298
Health Care	—	13,199	—	13,199
Industrials	—	11,705	—	11,705
Information Technology	—	3,536	—	3,536
Materials	—	10,035	—	10,035
Telecommunication Services	—	29,315	—	29,315
Utilities	—	19,141	—	19,141
Total Corporate Bonds	$—	$255,221	$—	$255,221
Mortgage Pass-Through Securities	—	227,831	—	227,831
Supranational	—	3,003	—	3,003
U.S. Government Agency Securities	—	50,921	—	50,921
U.S. Treasury Obligations	—	71,756	—	71,756
Options Purchased
Call Options Purchased	114	—	—	114
Put Options Purchased	4	823	—	827
Short-Term Investments
Investment Companies	144,876	—	—	144,876
U.S. Treasury Bills	—	3,679	—	3,679
Total Investments in Securities	$144,994	$744,187	$—	$889,181

Liabilities in Securities Sold Short†
Options Written
Call Options Written	$(55)	$—	$—	$(55)
Put Options Written	(11)	(202)	—	(213)
Total Liabilities in Securities Sold Short	$(66)	$(202)	$—	$(268)

Appreciation in Other Financial Instruments*
Futures	$2,188	$—	$—	$2,188
Swaps	—	3,804	—	3,804
Total Appreciation in Other Financial Instruments	$2,188	$3,804	$—	$5,992

Depreciation in Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$—	$(18)	$—	$(18)
Futures	(702)	—	—	(702)
Swaps	—	(8,550)	—	(8,550)
Total Depreciation in Other Financial Instruments	$(702)	$(8,568)	$—	$(9,270)

*	Other financial instruments may include futures, forward foreign currency exchange and swap contracts.

†	Liabilities in securities sold short may include written options.

#	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (SOI). Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Markets Debt Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Corporate Bonds — Brazil	$450	$—	$364	$—	$—	$—	$814

Short Term Bond Fund II	Balance as of 2/28/09		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Asset-Backed Securities	$—	(a)	$(10,693)	$10,700	$—	$(7)	$—	$—

(a)	Securities have a zero value.

Strategic Income Opportunities Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Collateralized Mortgage Obligations — Non-Agency CMO	$3,382	$—	$—	$—	$—	$(3,382)	$—

Total Return Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Asset-Backed Securities	$2,421	$(146)	$130	$(1)	$(296)	$(2,108)	$—
Foreign Government Securities	2,480	—	—	—	—	(2,480)	—
Total	$4,901	$(146)	$130	$(1)	$(296)	$(4,588)	$—

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

For the Emerging Markets Debt Fund, the change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2009, which were valued using significant unobservable inputs (Level 3), amounted to approximately $364,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and the Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2009 (amounts in thousands):

	Value	Percentage
Emerging Markets Debt Fund	$8,468	5.7%
Short Term Bond Fund II	2,349	2.0
Total Return Fund	164	—	(a)

(a)	Amount rounds to less than 0.1%.

C. Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

82   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

D. Unfunded Commitments — Certain Funds may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At August 31, 2009, the Strategic Income Opportunities Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

				Commitments
Security Description	Term	Maturity Date	Rate	Amount	Value
Lyondell Chemical	New Money DIP Term Loan	12/15/09	1.500%	$815	$839

E. Derivatives — The Funds use instruments including futures, foreign currency contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest; to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration; sector and yield curve exposures and credit and spread volatility. The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Derivative Notional amounts and values as of August 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Funds’ derivatives activities over the reporting period.

The Emerging Markets Debt Fund decreased the volume of activity in swaps during the six month period ended August 31, 2009, with an average notional balance of approximately $71,831,000 during the six month period ended August 31, 2009 and an ending notional balance of approximately $65,010,000 as of August 31, 2009.

The Strategic Income Opportunities Fund and the Total Return Fund increased the volume of activity in swaps during the six month period ended August 31, 2009, with average notional balances during the period of approximately $347,423,000 and $227,945,000, respectively, and ending notional balances as of August 31, 2009 of approximately $ 551,215,000 and $ 275,205,000, respectively.

The Strategic Income Opportunities Fund increased the volume of activity in futures during the six month period ended August 31, 2009, with an average notional balance during the period of approximately $734,190,000 and an ending notional balance of approximately $1,401,012,000 as of August 31, 2009.

Notes E(1) — E(5) below describe the various derivatives types used by the Funds.

(1). Options — The Funds purchase and sell (“write”) put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions are settled for cash. The Funds are subject to the risk that changes in the value of the option may not correlate perfectly with the underlying asset.

Purchased Options — Premiums paid by the Funds for purchased options are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Funds will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Funds for written options are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Funds record a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the six months ended August 31, 2009 were as follows (amounts in thousands, except number of contracts):

	Options		Swaptions
Strategic Income Opportunities Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received
Options outstanding at February 28, 2009	—	$—	$—	$—
Options written	3,495	417	151,530	2,463
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(1,447)	(304)	(124,670)	(2,031)
Options outstanding at August 31, 2009	2,048	$113	$26,860	$432

	Options		Swaptions
Total Return Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received
Options outstanding at February 28, 2009	—	$—	$82,530	$116
Options written	1,813	325	98,420	1,604
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(980)	(260)	(159,400)	(1,366)
Options outstanding at August 31, 2009	833	$65	$21,550	$354

(2). Futures — The Funds use treasury, index or other financial futures to manage and hedge interest rate risk associated with portfolio investments. The Funds also use futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can very from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency contracts to hedge or manage these exposures. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Gains or losses are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Swaps — The Funds engage in various swap transactions, including interest rate, credit default, index, price lock, spread lock and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded at the beginning of the measurement period. The change in value of swaps, including accruals of periodic

84   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Credit Default Swaps

The Funds enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Funds’ portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Price Lock Swaps

The Funds enter into price lock swaps to hedge interest rate exposures within their respective portfolio. Price lock swaps are also used by the Funds to increase long or short exposure to underlying instruments. These agreements involve the exchange of cash flows by the Funds with another party based on the price differential between the market price at termination and a fixed forward price (the “price lock”) of an underlying debt obligation and the notional amount.

Interest Rate Swaps

The Funds enter into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of August 31, 2009, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of August 31, 2009

Emerging Markets Debt Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$138	$—
Credit contracts	Receivables	—	1,022
Total		$138	$1,022
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(122)	$—
Credit contracts	Payables	—	(5,656)
Total		$(122)	$(5,656)

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Real Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3	$—
Total		$3	$—
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(11)	$(37)
Total		$(11)	$(37)

Strategic Income Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (b)	Futures (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,268	$3,129	$—	$1,180
Credit contracts	Receivables	—	—	—	21,734
Total		$1,268	$3,129	$—	$22,914
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(416)	$(1,412)	$—	$(2,676)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(20)	—
Credit contracts	Payables	—	—	—	(30,110)
Total		$(416)	$(1,412)	$(20)	$(32,786)

Total Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (b)	Futures (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$941	$2,188	$—	$1,024
Credit contracts	Receivables	—	—	—	12,646
Total		$941	$2,188	$—	$13,670
Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(268)	$(702)	$—	$(1,467)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(18)	—
Credit contracts	Payables	—	—	—	(17,742)
Total		$(268)	$(702)	$(18)	$(19,209)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

(b)	The market value of purchased options is reported as Investments in non-affiliates, at value on the Statements of Assets and Liabilities.

86   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statements of Operations for the Period Ended August 31, 2009

Emerging Markets Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$140	$—	$—	$140
Foreign exchange contracts	—	(138)	—	(138)
Credit contracts	—	—	(7,924)	(7,924)
Total	$140	$(138)	$(7,924)	$(7,922)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Swaps	Total
Interest rate contracts	$441	$—	$441
Credit contracts	—	8,088	8,088
Total	$441	$8,088	$8,529

Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Swaps	Total
Interest rate contracts	$90	$567	$657
Total	$90	$567	$657

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Swaps	Total
Interest rate contracts	$(60)	$67	$7
Total	$(60)	$67	$7

Short Term Bond Fund II

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$25	$25
Total	$25	$25

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Total
Interest rate contracts	$28	$28
Total	$28	$28

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Strategic Income Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$22	$518	$—	$1,358	$1,898
Foreign exchange contracts	—	—	77	—	77
Credit contracts	—	—	—	6,175	6,175
Total	$22	$518	$77	$7,533	$8,150

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$204	$1,743	$—	$(640)	$1,307
Foreign exchange contracts	—	—	(20)	—	(20)
Credit contracts	—	—	—	(4,691)	(4,691)
Total	$204	$1,743	$(20)	$(5,331)	$(3,404)

Total Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$214	$4,134	$—	$(1,305)	$3,043
Foreign exchange contracts	—	—	69	—	69
Credit contracts	—	—	—	5,664	5,664
Total	$214	$4,134	$69	$4,359	$8,776

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(190)	$951	$—	$769	$1,530
Foreign exchange contracts	—	—	(18)	—	(18)
Credit contracts	—	—	—	(3,415)	(3,415)
Total	$(190)	$951	$(18)	$(2,646)	$(1,903)

The Funds’ derivatives contracts held at August 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Short Sales — Certain Funds may engage in short sales (selling securities they do not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is

88   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend or interest expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

H. Dollar Rolls — Certain Funds may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Funds purchase or sell mortgage-backed securities for delivery in the current month and simultaneously contracts to sell or purchase similar, but not identical, securities at an agreed-upon price on a delayed delivery basis at a fixed date in the future. For delayed delivery purchases outstanding, the Funds designate liquid securities having a value not less than the purchase price (including accrued interest). The Fund assumes the rights and risks of ownership for securities purchased on a delayed delivery basis, including the risk of price and yield fluctuations. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell TBA securities before they are delivered, which may result in a realized capital gain or loss.

The Funds had TBA dollar rolls outstanding as of August 31, 2009, which are included in Receivable for Investment Securities Sold and Payable for Investment Securities Purchased on the Statements of Assets and Liabilities.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Equalization — Short Term Bond Fund II uses the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

O. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Debt Fund	0.70%
Real Return Fund	0.35
Short Term Bond Fund II	0.25
Strategic Income Opportunities Fund	0.45
Total Return Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2009 were as follows (amounts in thousands):

Emerging Markets Debt Fund	$9
Real Return Fund	17
Short Term Bond Fund II	6
Strategic Income Opportunities Fund	184
Total Return Fund	114

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.11% of Emerging Market Debt Fund, Real Return Fund, Short Term Bond Fund II and Total Return Fund’s average daily net assets and the annualized effective rate was 0.10% of Strategic Income Opportunities Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class M
Emerging Markets Debt Fund	0.25%	0.75%	n/a
Real Return Fund	0.25	0.75	n/a
Short Term Bond Fund II	0.25	n/a	0.35%
Strategic Income Opportunities Fund	0.25	0.75	n/a
Total Return Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2009, the Distributor retained the following amounts (in thousands):

90   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Front-End Sales Charge	CDSC
Emerging Markets Debt Fund	$7	$1
Real Return Fund	38	3
Short Term Bond Fund II	1	—
Strategic Income Opportunities Fund	156	—	(a)
Total Return Fund	—	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class M	Class R5	Institutional Class	Select Class
Emerging Markets Debt Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Real Return Fund	0.25	0.25	n/a	n/a	0.10%	0.25
Short Term Bond Fund II	0.25	n/a	0.25%	n/a	n/a	0.25
Strategic Income Opportunities Fund	0.25	0.25	n/a	0.05	n/a	0.25
Total Return Fund	0.25	0.25	n/a	0.05	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class M	Class R5	Institutional Class	Select Class
Emerging Markets Debt Fund	1.50%	2.00%	n/a	1.05%	n/a	1.25%
Real Return Fund	0.90	1.40	n/a	n/a	0.50%	0.65
Short Term Bond Fund II	0.75	n/a	1.00%	n/a	n/a	0.50
Strategic Income Opportunities Fund	1.00	1.50	n/a	0.55	n/a	0.75
Total Return Fund	0.75	1.40	n/a	0.55	n/a	0.65

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

Effective September 1, 2009, the Advisor, Administrator and Distributor of the Emerging Markets Debt Fund have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below.

Class A	Class C	Class R5	Select Class
1.40%	1.90%	0.95%	1.15%

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
Emerging Markets Debt Fund	$32	$37	$37	$106	—
Real Return Fund	132	39	47	218	$20
Short Term Bond Fund II	61	34	69	164	—
Strategic Income Opportunities Fund	140	127	177	444	—
Total Return Fund	—	—	187	187	—

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Advisor will make a payment to the Short Term Bond II Fund of approximately $80,000 and an affiliate of JPMorgan Chase & Co. made a payment to the Total Return Fund of approximately $80,000 relating to operational errors.

4. Investment Transactions

During the six months ended August 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Emerging Markets Debt Fund	$80,187	$171,651	$10,087	$15,376
Real Return Fund	—	380	40,354	10,120
Short Term Bond Fund II	35,648	24,595	14,228	—
Strategic Income Opportunities Fund	700,643	98,084	108,920	46,557
Total Return Fund	2,038,547	2,168,471	226,768	194,869

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$151,470	$9,186	$9,284	$(98)
Real Return Fund	113,217	2,032	547	1,485
Short Term Bond Fund II	115,048	2,490	547	1,943
Strategic Income Opportunities Fund	1,381,225	74,861	3,030	71,831
Total Return Fund	886,220	25,047	22,086	2,961

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption

92   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor has investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Strategic Income Opportunities Fund and Total Return Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan SmartRetirement Funds	J.P. Morgan Investor Funds
Emerging Markets Debt Fund	27.2%	30.9%
Real Return Fund	19.6	40.5

Short Term Bond Fund II had one shareholder who owned a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Total Return Fund’s investments is comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Total Return Fund’s Class A, Class C and Class R5 Shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

Certain Funds may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

The Emerging Markets Debt Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic instability in these markets may have disruptive effects on the market prices of the Emerging Market Debt Fund’s investments and the income they generate, as well as the Emerging Markets Debt Fund’s ability to repatriate such amounts.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Funds.

8. Transfers-In-Kind

Pursuant to procedures approved by the Total Return Fund’s Board of Trustees, on July 25, 2008, certain shareholders of the Total Return Fund purchased Select Class Shares and the Total Return Fund received portfolio securities with a value of approximately $793,417,000 primarily by means of a subscription in-kind in exchange for shares of the Total Return Fund.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 30, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

94   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
Emerging Markets Debt Fund
Class A
Actual	$1,000.00	$1,312.50	$11.60	1.99%
Hypothetical	1,000.00	1,015.17	10.11	1.99
Class C
Actual	1,000.00	1,309.90	13.62	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Class R5
Actual	1,000.00	1,317.10	8.06	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38
Select Class
Actual	1,000.00	1,313.90	8.69	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

Real Return Fund
Class A
Actual	1,000.00	1,074.20	4.71	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class C
Actual	1,000.00	1,071.00	7.31	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Institutional Class
Actual	1,000.00	1,075.90	2.62	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	1,075.30	3.40	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   95

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009*	Annualized Expense Ratio
Short Term Bond Fund II
Class A
Actual	$1,000.00	$1,019.00	$3.82	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class M
Actual	1,000.00	1,017.70	5.09	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,021.40	2.55	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Strategic Income Opportunities Fund
Class A
Actual	1,000.00	1,155.30	5.43	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,152.30	8.14	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R5
Actual	1,000.00	1,157.90	2.99	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,155.90	4.08	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Total Return Fund
Class A
Actual	1,000.00	1,150.50	4.07	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	1,145.50	7.57	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R5
Actual	1,000.00	1,150.50	2.76	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Select Class
Actual	1,000.00	1,150.90	3.52	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

96   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered the appointment of a new portfolio manager to the Emerging Markets Debt Fund’s portfolio management team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Debt Fund, Real Return Fund, and Short Term Bond Fund II had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Debt Fund’s performance was in the fifth quintile for Class A Shares for the one-year period ended December 31, 2008, and in the fifth quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees noted steps being taken to improve performance of the Fund including the appointment of a new portfolio manager for the Fund and restructuring of the emerging market debt team. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that

98   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

while they were satisfied with the Advisor’s analysis of the Fund’s performance, the Fund’s Advisor should provide additional Fund performance information which will be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Real Return Fund’s performance was in the fifth quintile for Class A and Select Class shares for each of the one- and three-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Short Term Bond Fund II’s performance was in the third, third and fourth quintiles for the Class A shares and in the third quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that Lipper did not provide performance information for the Strategic Income Opportunities Fund or Total Return Fund, as the Funds had less than one year of performance history as of December 31, 2008, the date upon which all Lipper data was compiled. The Trustees discussed the Funds’ performance since inception and their investment strategies with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Funds’ performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Debt Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were all in the fifth quintile of their respective Universe Group. The Trustees also noted that the Fund’s total expenses, after giving effect to the existing expense caps, exceeded the averages for competitor funds in the Universe Group, but that the Advisor had agreed to further reduce total expenses for the period September 1, 2009 through August 31, 2010. Based on the foregoing, as well as considering information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Real Return Fund’s net advisory fee for Class A and Select Class shares were in the first quintile and that the actual total expenses for the Class A and Select Class shares were in the fourth and third quintiles, respectively, of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Short Term Bond Fund II’s net advisory fee for Class A and Select Class shares were in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Strategic Income Opportunities Fund’s net advisory fee for Class A and Select Class shares were both in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Total Return Fund’s net advisory fee for Class A and Select Class shares were in the second and third quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   99

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-INC-809

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Group

By:

/s/_____________________________

    George C.W. Gatch

    President and Principal Executive Officer

    November 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

    George C.W. Gatch

    President and Principal Executive Officer

    November 9, 2009

By:

/s/____________________________

    Patricia A. Maleski

    Treasurer and Principal Financial Officer

    November 9, 2009